UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-04997

Exact name of registrant as specified in charter:	Delaware Group® Equity Funds V

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2015

Item 1. Reports to Stockholders

Annual report

Multi-asset mutual fund

Delaware Dividend Income Fund

November 30, 2015

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Dividend Income Fund at delawareinvestments.com.

Manage your investments online

•	24-hour access to your account information
•	Obtain share prices
•	Check your account balance and recent transactions
•	Request statements or literature
•	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2015, and subject to change for events occurring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Dividend Income Fund	December 8, 2015

Performance preview (for the year ended November 30, 2015)

Delaware Dividend Income Fund (Class A shares)	1-year return	-1.91%
S&P 500® Index (benchmark)	1-year return	+2.75%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Dividend Income Fund, please see the table on page 4.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Please see page 6 for a description of the index.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

A challenging market backdrop

The fiscal year ended Nov. 30, 2015, was challenging for income-generating securities, due largely to uncertainty about the direction of the U.S. Federal Reserve. While most of the world’s central banks implemented policies designed to boost their struggling economies, the Fed signaled its eventual plans to raise its short-term benchmark interest rate. The market’s expectation for higher rates, as well as uncertainty about the timing of an increase, was an obstacle for various asset classes.

Continued turmoil in commodity markets, especially energy, was a second source of difficulty. Slower global economic growth, especially in China, cut into the demand for oil. With supply remaining high, the price of oil continued to drop sharply, taking energy stocks with it, along with many high yield bonds and convertible securities. The high yield bond market, as measured by the BofA Merrill Lynch U.S. High Yield Constrained Index, declined 3.5% for the fiscal year, while convertible securities also fared relatively poorly.

Meanwhile, the S&P 500 Index, a proxy for the broad U.S. stock market, returned 2.7%, outperforming the -2.5% return turned in by international equities, as measured by the MSCI ACWI (All Country World Index) (net).

Another income-oriented asset class, real estate investment trusts (REITs), advanced 3.2%, as measured by the FTSE NAREIT Equity REITs Index.

Fund performance

For its fiscal year ended Nov. 30, 2015, Delaware Dividend Income Fund (Class A shares) returned -1.91% at net asset value and -7.56% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the Fund’s benchmark, the S&P 500 Index, returned +2.75%. Complete annualized performance for Delaware Dividend Income Fund is shown in the table on page 4.

Performance effect from equities

Of the different asset types in which the Fund invests, the Fund’s allocation to large-cap value equities was the largest, comprising 41% of the portfolio’s net assets as of Nov. 30, 2015. In this category, strong performance came from the industrials and consumer staples sectors.

Among industrials, the Fund was underweighted in cyclical (economically sensitive) stocks, which encountered difficulty against the backdrop of a weak global economy. At the same time, investments in defense contractors Raytheon and Northrop Grumman were notable contributors. It appeared that Raytheon shares benefited from strong earnings and the company’s favorable revenue forecast, while Northrop

Portfolio management review

Delaware Dividend Income Fund

Grumman stock rose on news that the company had won a large U.S. military contract.

In consumer staples, food products company Kraft Heinz was a particularly strong performer. Kraft and Heinz merged in July 2015, a transaction that caused the Fund’s prior stake in Kraft to rise sharply.

Other notable equity performers during the Fund’s fiscal year included semiconductor company Broadcom and home products superstore retailer Lowe’s.

Not surprisingly, in light of the falling price of oil, energy holdings were particularly weak performers, especially Marathon Oil. Various other stocks in the sector also hurt results, most notably energy producers ConocoPhillips and Chevron, as well as oilfield services company Halliburton.

Elsewhere, Xerox, which provides document management services, endured a tough year amid challenging business conditions. The Fund’s underweighting in the financials sector also hampered results, while healthcare stocks provided another source of difficulty for the Fund.

REIT results

In the REIT portion of the portfolio, we saw good results from several apartment property owners, especially Essex Property Trust, an apartment management company focused on West Coast properties. AvalonBay Communities and Equity Residential also added value.

Other sources of outperformance included a position in Equity Commonwealth, an office REIT that gained ground during the period, as well as an underweighting in healthcare REITs, a relatively interest-rate-sensitive group that struggled as investors anticipated higher rates.

In contrast, the Fund was underweight in self-storage REITs, a particularly strong-performing segment of the real estate securities market. We chose to limit the Fund’s exposure because of relatively high valuations in the sector. In retrospect, however, it would have been helpful to maintain a larger weighting in the group, given its continued favorable results.

In addition, our investments in various lodging REITs such as Pebblebrook Hotel Trust, Host Hotels & Resorts, and RLJ Lodging Trust performed relatively poorly. The business environment was challenging for hotel operators, due in part to a strong dollar, which made travel to the United States more expensive for visitors from abroad. We sold Host Hotels and RLJ Lodging during the fiscal year.

Of final note, exposure to two weak-performing asset classes, convertible securities and high yield bonds, hampered results. Both categories were disproportionately hurt by struggles in the energy sector.

A defensive management stance

Throughout the period, we continued to emphasize securities offering competitive yields and the potential for dividend growth. Given the low interest rate environment, with income scarce and in high demand, we focused on managing downside risk and seeking to limit potential capital losses. To that end, many of our changes to the portfolio centered on reducing our allocation to the energy sector. More than one of the Fund’s asset-class subportfolios had greater energy exposure than we found desirable, given the significant drop in the price of oil and the prospect for further market challenges. This led us to reduce our allocation to large-cap value equities to 41% of net assets at fiscal year end, down from 46% at the end of the previous fiscal year.

We also reduced the Fund’s exposure to convertible securities, from 13% to 11% of the portfolio’s net assets as of Nov. 30, 2015. Many of the convertibles in the portfolio were either issued by energy-related companies or otherwise vulnerable to the sluggish global economy.

Accordingly, we thought it was prudent to limit our exposure to this area of the market.

To make the portfolio more defensive, we increased the Fund’s allocation to cash, finishing November 2015 with a roughly 10% weighting – well above normal for us. We also added exposure to U.S. Treasurys, reflecting our view that inflation was under control and that other investment alternatives were providing inadequate value to shareholders.

We increased the Fund’s allocation to international value stocks from 3% of the portfolio to 7% at the end of the fiscal year. Although we recognized that non-U.S. securities can be subject to additional volatility, their relative lack of exposure to the energy sector appealed to us.

Meanwhile, in light of strong performance in the REIT asset class in the first half of the period, we took advantage of higher valuations to sell some of our holdings. This was particularly true in the healthcare REIT area, in light of the prospect for performance challenges coming from higher rates.

Of final note, we added a credit default swap as a hedge against struggles in the high yield bond market tied to weak energy pricing. We also employed other derivative securities, including currency futures as well as futures on the S&P 500, the latter of which we used tactically in an attempt to take advantage of periodic marketplace opportunities. Derivatives overall had a slight positive effect on Fund performance.

Remaining cautious

As of the end of the fiscal year, we remained cautious about the Fund’s energy allocation, as we did not anticipate quick resolution to the sector’s challenges. We also limited exposure to securities in emerging markets, which faced substantial economic challenges, and we kept U.S. stocks as the portfolio’s single largest allocation by far, even as we reduced exposure to the sector. These moves supported our goal of keeping the Fund defensively positioned in an effort to preserve investors’ capital.

Even as yield-oriented securities have struggled, we remain committed to our mandate of seeking high current income with the potential for capital appreciation, while managing yield to seek to avoid excess risk to limit the potential for loss.

Performance summary

Delaware Dividend Income Fund	November 30, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2015
	1 year	5 years	10 years
Class A (Est. Dec. 2, 1996)
Excluding sales charge	-1.91%	+9.04%	+5.93%
Including sales charge	-7.56%	+7.75%	+5.30%
Class C (Est. Oct. 1, 2003)
Excluding sales charge	-2.63%	+8.23%	+5.14%
Including sales charge	-3.59%	+8.23%	+5.14%
Class R (Est. Oct. 1, 2003)
Excluding sales charge	-2.15%	+8.77%	+5.67%
Including sales charge	-2.15%	+8.77%	+5.67%
Institutional Class (Est. Dec. 2, 1996)
Excluding sales charge	-1.66%	+9.31%	+6.20%
Including sales charge	-1.66%	+9.31%	+6.20%
S&P 500 Index	+2.75%	+14.40%	+7.48%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The Fund may invest up to 45% of its net assets in high yield, higher-risk corporate bonds.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.10%	1.85%	1.35%	0.85%
(without fee waivers)
Net expenses	1.10%	1.85%	1.35%	0.85%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a

Performance summary

Delaware Dividend Income Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2005, through Nov. 30, 2015

For the period beginning Nov. 30, 2005, through Nov. 30, 2015	Starting value	Ending value
S&P 500 Index	$10,000	$20,573
Delaware Dividend Income Fund — Class A shares	$9,425	$16,764

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Nov. 30, 2005, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the S&P 500 Index as of Nov. 30, 2005. The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The BofA Merrill Lynch U.S. High Yield Constrained Index, mentioned on page 1, tracks the performance of U.S. dollar–denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark.

The MSCI ACWI Index, mentioned on page 1, is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance across developed and emerging markets worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The FTSE NAREIT Equity REITs Index, mentioned on page 1, measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on U.S. exchanges, excluding timber and infrastructure REITs.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DDIAX	24610B107
Class C	DDICX	24610B305
Class R	DDDRX	24610B842
Institutional Class	DDIIX	24610B404

Disclosure of Fund expenses

For the six-month period from June 1, 2015 to November 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2015 to Nov. 30, 2015.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Dividend Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 6/1/15	Ending Account Value 11/30/15	Annualized Expense Ratio	Expenses Paid During Period 6/1/15 to 11/30/15*
Actual Fund return†
Class A	$1,000.00	$961.10	1.09%	$5.36
Class C	1,000.00	957.50	1.84%	9.03
Class R	1,000.00	959.90	1.34%	6.58
Institutional Class	1,000.00	962.30	0.84%	4.13
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.60	1.09%	$5.52
Class C	1,000.00	1,015.84	1.84%	9.30
Class R	1,000.00	1,018.35	1.34%	6.78
Institutional Class	1,000.00	1,020.86	0.84%	4.26

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type / sector allocation and top 10 equity holdings

Delaware Dividend Income Fund	As of November 30, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stock	57.46%
Consumer Discretionary	4.31%
Consumer Staples	6.03%
Diversified REITs	0.36%
Energy	6.24%
Financials	6.20%
Healthcare	9.44%
Healthcare REIT	0.15%
Hotel REITs	0.26%
Industrial REIT	0.09%
Industrials	5.29%
Information Technology	7.58%
Mall REITs	0.90%
Manufactured Housing REIT	0.10%
Materials	1.51%
Mixed REIT	0.18%
Mortgage REIT	0.17%
Multifamily REITs	1.57%
Office REITs	1.66%
Self-Storage REITs	0.16%
Shopping Center REITs	0.96%
Telecommunication Services	3.01%
Utilities	1.29%
Exchange-Traded Funds	0.56%
Convertible Preferred Stock	1.78%
Commercial Mortgage-Backed Security	0.12%
Convertible Bonds	7.99%
Capital Goods	0.10%
Communications	1.06%
Consumer Cyclical	0.41%
Consumer Non-Cyclical	1.37%
Energy	0.22%
Financials	1.12%
Industrials	0.57%
Real Estate Investment Trusts	1.23%
Technology	1.91%

Security type / sector	Percentage of net assets
Corporate Bonds	11.98%
Automotive	0.12%
Banking	0.76%
Basic Industry	1.33%
Capital Goods	0.71%
Consumer Cyclical	0.89%
Consumer Non-Cyclical	0.94%
Energy	1.10%
Financials	0.16%
Healthcare	1.39%
Insurance	0.21%
Media	1.40%
Real Estate Investment Trusts	0.06%
Services	0.52%
Technology	0.58%
Telecommunications	1.40%
Utilities	0.41%
Leveraged Non-Recourse Security	0.00%
Municipal Bonds	1.18%
Regional Bond	0.07%
Senior Secured Loans	0.98%
Sovereign Bonds	0.92%
U.S. Treasury Obligations	3.65%
Master Limited Partnership	0.28%
Preferred Stock	0.37%
Rights	0.01%
Warrant	0.00%
Short-Term Investments	12.26%
Total Value of Securities before Security Sold Short	99.61%
Security Sold Short	(0.54%)
Total Value of Securities	99.07%
Receivables and Other Assets Net of Liabilities	0.93%
Total Net Assets	100.00%

Security type / sector allocation and top 10 equity holdings

Delaware Dividend Income Fund

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
Microsoft	1.50%
Xerox	1.35%
Verizon Communications	1.32%
Lowe’s	1.31%
Kraft Heinz	1.30%
Intel	1.30%
Raytheon	1.29%
Cisco Systems	1.28%
Halliburton	1.28%
Johnson Controls	1.27%

Schedule of investments
Delaware Dividend Income Fund	November 30, 2015

	Number of shares	Value (U.S. $)

Common Stock – 57.46%

Consumer Discretionary – 4.31%
Asian Pay Television Trust	8,204,600	$4,333,671
Bayerische Motoren Werke	5,805	633,567
Johnson Controls	205,500	9,453,000
Kering	3,342	577,493
Lowe’s	126,700	9,705,221
Nitori Holdings	18,186	1,498,079
Publicis Groupe	6,868	433,351
Sumitomo Rubber Industries	62,700	846,561
Techtronic Industries	250,500	1,016,080
Toyota Motor	30,500	1,897,222
Yue Yuen Industrial Holdings	426,000	1,546,633

		31,940,878

Consumer Staples – 6.03%
Archer-Daniels-Midland	217,600	7,940,224
Aryzta †	30,369	1,426,161
Carlsberg Class B	12,417	1,055,969
Coca-Cola	84,793	3,613,878
Coca-Cola Amatil	98,780	645,082
CVS Health	95,100	8,947,959
Japan Tobacco	34,800	1,246,744
Kraft Heinz	131,000	9,653,390
Mondelez International	216,300	9,443,658
Tesco	309,178	778,623

		44,751,688

Diversified REITs – 0.36%
Intervest Offices & Warehouses	66,160	1,612,275
Vornado Realty Trust ¥	10,700	1,035,332

		2,647,607

Energy – 6.24%
Chevron	100,400	9,168,528
CNOOC	662,000	732,563
ConocoPhillips	171,800	9,285,790
Halliburton	238,100	9,488,285
Marathon Oil	363,200	6,359,632
Occidental Petroleum	121,100	9,153,949
Saipem †	45,888	396,591
Subsea 7 †	10,260	81,639
Suncor Energy	27,700	765,411
TOTAL	16,210	804,954

		46,237,342

Financials – 6.20%
Allstate	144,600	9,075,096

Schedule of investments

Delaware Dividend Income Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Financials (continued)
AXA	79,039	$2,138,656
Bank of New York Mellon	207,700	9,105,568
Bank Rakyat Indonesia Persero	956,098	744,630
BB&T	237,800	9,183,836
ING Groep CVA	87,857	1,206,265
Marsh & McLennan	164,200	9,080,260
Mitsubishi UFJ Financial Group	323,300	2,074,877
Nordea Bank	151,514	1,679,030
Standard Chartered	101,514	851,961
UniCredit	146,282	858,549

		45,998,728

Healthcare – 9.44%
Baxalta	264,200	9,083,196
Cardinal Health	104,600	9,084,510
Express Scripts Holding †	107,830	9,217,308
Johnson & Johnson	89,700	9,081,228
Merck	169,700	8,995,797
Novartis	19,093	1,631,666
Pfizer	269,638	8,836,037
Quest Diagnostics	136,200	9,305,184
Sanofi	15,241	1,358,761
STADA Arzneimittel	30,005	1,145,702
Teva Pharmaceutical Industries ADR	36,128	2,273,535

		70,012,924

Healthcare REIT – 0.15%
Healthcare Trust of America Class A ¥	43,300	1,130,563

		1,130,563

Hotel REITs – 0.26%
Concentradora Fibra Hotelera Mexicana	399,257	361,253
Pebblebrook Hotel Trust ¥	48,200	1,535,170

		1,896,423

Industrial REIT – 0.09%
Terreno Realty ¥	28,540	646,431

		646,431

Industrials – 5.29%
ADT	84,200	2,986,574
Deutsche Post	41,208	1,204,487
East Japan Railway	16,146	1,524,160
ITOCHU	117,989	1,439,697
Koninklijke Philips	42,587	1,164,478
Meggitt	108,718	634,863
Northrop Grumman	50,000	9,318,000

	Number of shares	Value (U.S. $)

Common Stock (continued)

Industrials (continued)
Raytheon	77,200	$9,575,116
Rexel	32,017	438,574
Vinci	21,112	1,373,150
Waste Management	170,600	9,173,162
WestJet Airlines @	24,356	387,391

		39,219,652

Information Technology – 7.58%
CA	333,764	9,382,106
CGI Group Class A †	42,046	1,830,263
Cisco Systems	348,800	9,504,800
Intel	277,400	9,645,198
Microsoft	205,209	11,153,109
Playtech	71,958	876,278
QUALCOMM	25,800	1,258,782
Samsung Electronics	929	1,028,325
Teleperformance	18,249	1,517,027
Xerox	951,600	10,039,380

		56,235,268

Mall REITs – 0.90%
General Growth Properties ¥	124,200	3,163,374
Simon Property Group ¥	12,163	2,265,237
Taubman Centers ¥	17,600	1,264,912

		6,693,523

Manufactured Housing REIT – 0.10%
Equity LifeStyle Properties ¥	11,527	719,054

		719,054

Materials – 1.51%
Alamos Gold	43,352	131,802
EI du Pont de Nemours	136,000	9,158,240
Rexam	128,451	1,121,175
Rio Tinto	19,416	645,862
Yamana Gold	76,013	160,519

		11,217,598

Mixed REIT – 0.18%
Duke Realty ¥	67,200	1,367,520

		1,367,520

Mortgage REIT – 0.17%
Colony Capital ¥	62,300	1,274,658

		1,274,658

Multifamily REITs – 1.57%
ADO Properties 144A #†	96,439	2,496,369

Schedule of investments

Delaware Dividend Income Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Multifamily REITs (continued)
American Campus Communities ¥	15,300	$618,120
American Residential Properties ¥	130,200	2,277,198
Apartment Investment & Management ¥	18,500	705,035
AvalonBay Communities ¥	10,000	1,817,900
Equity Residential ¥	21,400	1,708,148
Gecina	8,692	1,049,678
Vonovia	30,908	957,959

		11,630,407

Office REITs – 1.66%
alstria office REIT †	64,072	847,206
Boston Properties ¥	5,100	637,449
Brandywine Realty Trust ¥	152,800	2,102,528
Easterly Government Properties	194,100	3,466,626
Empire State Realty Trust ¥	51,900	954,441
Equity Commonwealth †¥	38,600	1,066,132
Hudson Pacific Properties ¥	24,000	688,080
Paramount Group	50,100	920,838
SL Green Realty ¥	13,500	1,594,080

		12,277,380

Self-Storage REITs – 0.16%
CubeSmart ¥	26,400	768,768
Jernigan Capital	25,600	407,808

		1,176,576

Shopping Center REITs – 0.96%
DDR ¥	71,900	1,225,895
Equity One ¥	25,600	697,088
First Capital Realty	39,503	579,500
Kimco Realty	42,300	1,103,607
Klepierre	22,518	1,022,078
Ramco-Gershenson Properties Trust ¥	38,000	641,060
Urban Edge Properties	29,300	702,907
Wheeler Real Estate Investment Trust @	597,330	1,111,034

		7,083,169

Telecommunication Services – 3.01%
AT&T	277,800	9,353,526
Century Communications =†	1,625,000	0
Mobile TeleSystems ADR	40,271	283,910
Nippon Telegraph & Telephone	53,974	2,001,635
Tele2 Class B	89,834	914,655
Verizon Communications	215,500	9,794,475

		22,348,201

	Number of shares	Value (U.S. $)

Common Stock (continued)

Utilities – 1.29%
Edison International	150,000	$8,904,000
National Grid	48,976	682,941

		9,586,941

Total Common Stock (cost $373,530,072)		426,092,531

Exchange-Traded Funds – 0.56%

Aberdeen Asia-Pacific Income Fund	99,762	448,929
Market Vectors High Yield Municipal Index	52,800	1,624,656
ProShares Short High Yield†	72,800	2,052,960

Total Exchange-Traded Funds (cost $4,318,363)		4,126,545

Convertible Preferred Stock – 1.78%

Chesapeake Energy 5.75% exercise price $26.10, expiration date 12/31/49	1,065	292,875
Crown Castle International 4.50% exercise price $87.58, expiration date 11/1/16	15,000	1,599,450
El Paso Energy Capital Trust I 4.75% exercise price $50.00, expiration date 3/31/28 @	39,900	1,826,622
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	41,750	1,668,330
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49 @	1,141	128,363
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49 @	1,437	1,939,950
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16 @	56,644	778,288
Laclede Group 6.75% exercise price $57.81, expiration date 4/1/17	14,861	822,259
Maiden Holdings 7.25% exercise price $15.22, expiration date 9/15/16	34,260	1,835,993
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	1,989	2,322,157

Total Convertible Preferred Stock (cost $16,791,225)		13,214,287

	Principal amount°

Commercial Mortgage-Backed Security – 0.12%

Banc of America Commercial Mortgage Trust Series 2006-4 A4 5.634% 7/10/46	855,034	863,995

Total Commercial Mortgage-Backed Security (cost $867,526)		863,995

Schedule of investments

Delaware Dividend Income Fund

	Principal amount°	Value (U.S. $)

Convertible Bonds – 7.99%

Capital Goods – 0.10%
Abengoa 144A 5.125% exercise price $37.29, expiration date 2/23/17 #@	2,400,000	$423,000
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19 @	457,000	331,039

		754,039

Communications – 1.06%
Alaska Communications Systems Group 6.25% exercise price $10.28, expiration date 4/27/18 @	2,913,000	2,938,489
Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40 #@	2,548,000	2,589,405
Liberty Interactive 144A 1.00% exercise price $64.26, expiration date 9/28/43 #	2,662,000	2,325,923

		7,853,817

Consumer Cyclical – 0.41%
Meritor 4.00% exercise price $26.73, expiration date 2/12/27 f	3,072,000	3,031,680

		3,031,680

Consumer Non-Cyclical – 1.37%
HealthSouth 2.00% exercise price $38.08, expiration date 11/30/43	1,644,000	1,800,180
Hologic 0.00% exercise price $38.59, expiration date 12/15/43 †f	1,666,000	2,155,387
Spectrum Pharmaceuticals 2.75% exercise price $10.53, expiration date 12/13/18 @	2,710,000	2,366,169
Vector Group 1.75% exercise price $24.64, expiration date 4/15/20 •	2,566,000	3,040,710
Vector Group 2.50% exercise price $15.98, expiration date 1/14/19 •	481,000	781,750

		10,144,196

Energy – 0.22%
Chesapeake Energy 2.50% exercise price $47.55, expiration date 5/15/37	683,000	440,535
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	1,387,000	1,169,414

		1,609,949

Financials – 1.12%
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	2,293,000	2,436,313
GAIN Capital Holdings 4.125% exercise price $12.00, expiration date 11/30/18 @	2,037,000	2,068,828
Jefferies Group 3.875% exercise price $44.69, expiration date 10/31/29	1,832,000	1,866,350

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Financials (continued)
New Mountain Finance 5.00% exercise price $15.93, expiration date 6/14/19 @	1,943,000	$1,957,573

		8,329,064

Industrials – 0.57%
Chart Industries 2.00% exercise price $69.03, expiration date 7/30/18 @	2,400,000	2,125,500
General Cable 4.50% exercise price $33.38, expiration date 11/15/29 @f	3,105,000	2,101,697

		4,227,197

Real Estate Investment Trusts – 1.23%
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	3,147,000	3,339,754
Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56, expiration date 10/11/18 #@	1,567,000	1,565,041
Spirit Realty Capital 3.75% exercise price $13.10, expiration date 5/13/21 @	2,470,000	2,332,619
VEREIT 3.75% exercise price $14.99, expiration date 12/14/20 @	2,076,000	1,926,798

		9,164,212

Technology – 1.91%
Blucora 4.25% exercise price $21.66, expiration date 3/29/19	1,247,000	1,080,214
Cardtronics 1.00% exercise price $52.35, expiration date 11/27/20	3,192,000	3,156,090
Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18 #	1,375,000	1,941,328
Electronics For Imaging 0.75% exercise price $52.72, expiration date 8/29/19	1,673,000	1,847,619
j2 Global 3.25% exercise price $69.37, expiration date 6/14/29	1,417,000	1,846,528
Nuance Communications 2.75% exercise price $32.30, expiration date 11/1/31	1,928,000	1,974,995
PROS Holdings 144A 2.00% exercise price $33.79, expiration date 11/27/19 #	2,263,000	2,288,459

		14,135,233

Total Convertible Bonds (cost $61,298,743)		59,249,387

Corporate Bonds – 11.98%

Automotive – 0.12%
Gates Global 144A 6.00% 7/15/22 #	750,000	555,000
Meritor 6.75% 6/15/21	345,000	336,806

		891,806

Schedule of investments

Delaware Dividend Income Fund

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking – 0.76%
Australia & New Zealand Banking Group 4.935% 6/20/22 •	AUD	1,090,000	$808,034
Credit Suisse Group 144A 7.50% 12/29/49 #•		720,000	760,606
ING Groep 6.50% 12/29/49 •		650,000	640,250
JPMorgan Chase 6.75% 1/29/49 •		605,000	656,274
Lloyds Banking Group 7.50% 4/30/49 •		615,000	663,277
Popular 7.00% 7/1/19		700,000	691,075
Royal Bank of Scotland Group 8.00% 12/29/49 •		565,000	597,487
Societe Generale 144A 8.00% 9/29/49 #•		310,000	316,347
US Bancorp 5.125% 12/29/49 •		495,000	498,341

			5,631,691

Basic Industry – 1.33%
AK Steel
7.625% 5/15/20		528,000	224,400
7.625% 10/1/21		295,000	120,950
American Tire Distributors 144A 10.25% 3/1/22 #		575,000	567,813
ArcelorMittal
6.125% 6/1/25		170,000	134,309
6.50% 3/1/21		360,000	315,900
Ball 5.25% 7/1/25		75,000	75,844
Berry Plastics 144A 6.00% 10/15/22 #		425,000	440,937
Builders FirstSource
144A 7.625% 6/1/21 #		374,000	398,310
144A 10.75% 8/15/23 #		490,000	504,700
Cemex 144A 7.25% 1/15/21 #		665,000	671,650
Chemours
144A 6.625% 5/15/23 #		185,000	139,675
144A 7.00% 5/15/25 #		435,000	326,250
CPG Merger Sub 144A 8.00% 10/1/21 #@		505,000	502,475
FMG Resources August 2006 Pty 144A 9.75% 3/1/22 #		285,000	275,737
Hexion
6.625% 4/15/20		235,000	171,550
10.00% 4/15/20		175,000	141,313
Joseph T Ryerson & Son
9.00% 10/15/17		492,000	415,681
11.25% 10/15/18 @		174,000	145,290
Kissner Milling 144A 7.25% 6/1/19 #@		315,000	316,575
Lundin Mining 144A 7.875% 11/1/22 #		485,000	463,175
NCI Building Systems 144A 8.25% 1/15/23 #		355,000	376,300
New Gold
144A 6.25% 11/15/22 #		506,000	433,263
144A 7.00% 4/15/20 #		210,000	196,087

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
Norbord 144A 6.25% 4/15/23 #	260,000	$260,650
Rayonier AM Products 144A 5.50% 6/1/24 #	785,000	582,863
Steel Dynamics 5.50% 10/1/24	495,000	473,963
Summit Materials
144A 6.125% 7/15/23 #	305,000	305,763
6.125% 7/15/23	300,000	300,750
TPC Group 144A 8.75% 12/15/20 #	548,000	383,600
Tronox Finance 144A 7.50% 3/15/22 #	95,000	63,413
Wise Metals Intermediate Holdings 144A PIK 9.75% 6/15/19 #@T	170,000	123,887

		9,853,073

Capital Goods – 0.71%
Ardagh Packaging Finance 144A 6.00% 6/30/21 #	600,000	594,000
BWAY Holding 144A 9.125% 8/15/21 #	704,000	667,040
Gardner Denver 144A 6.875% 8/15/21 #	1,007,000	828,257
KLX 144A 5.875% 12/1/22 #	585,000	568,547
Milacron 144A 7.75% 2/15/21 #	135,000	135,000
Plastipak Holdings 144A 6.50% 10/1/21 #	555,000	545,287
Reynolds Group Issuer 8.25% 2/15/21	210,000	211,575
Signode Industrial Group 144A 6.375% 5/1/22 #	555,000	510,600
StandardAero Aviation Holdings 144A 10.00% 7/15/23 #	555,000	557,775
TransDigm
6.00% 7/15/22	190,000	187,625
6.50% 7/15/24	435,000	430,650

		5,236,356

Consumer Cyclical – 0.89%
American Builders & Contractors Supply 144A 5.75% 12/15/23 #	155,000	157,519
Beacon Roofing Supply 144A 6.375% 10/1/23 #	225,000	235,687
Boyd Gaming 6.875% 5/15/23	510,000	536,137
Caesars Growth Properties Holdings 9.375% 5/1/22	200,000	166,000
Caleres 6.25% 8/15/23	405,000	402,975
Goodyear Tire & Rubber 5.125% 11/15/23	245,000	250,880
L Brands 144A 6.875% 11/1/35 #	575,000	591,531
M/I Homes 144A 6.75% 1/15/21 #	245,000	246,225
MGM Resorts International 6.00% 3/15/23	820,000	814,363
Midas Intermediate Holdco II 144A 7.875% 10/1/22 #	415,000	404,625
Mohegan Tribal Gaming Authority
144A 9.75% 9/1/21 #	305,000	314,150
9.75% 9/1/21	180,000	185,400
Neiman Marcus Group 144A PIK 8.75% 10/15/21 #T	830,000	742,850
Party City Holdings 144A 6.125% 8/15/23 #	185,000	177,137

Schedule of investments

Delaware Dividend Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Rite Aid 144A 6.125% 4/1/23 #	320,000	$340,400
Sabre GLBL 144A 5.25% 11/15/23 #	155,000	153,450
Sally Holdings 5.625% 12/1/25	450,000	458,437
Tempur Sealy International 144A 5.625% 10/15/23 #	175,000	178,937
Univar USA 144A 6.75% 7/15/23 #	260,000	251,875

		6,608,578

Consumer Non-Cyclical – 0.94%
Avis Budget Car Rental 144A 5.25% 3/15/25 #	350,000	338,187
Constellation Brands 4.75% 12/1/25	155,000	157,325
Cott Beverages
5.375% 7/1/22	195,000	190,125
6.75% 1/1/20	205,000	213,200
ExamWorks Group 5.625% 4/15/23	630,000	629,213
JBS Investments
144A 7.25% 4/3/24 #	200,000	201,000
144A 7.75% 10/28/20 #	285,000	296,400
JBS USA 144A 5.75% 6/15/25 #	1,705,000	1,634,243
Kronos Acquisition Holdings 144A 9.00% 8/15/23 #	640,000	603,200
Post Holdings
7.375% 2/15/22	365,000	381,312
144A 7.75% 3/15/24 #	445,000	462,800
Prestige Brands 144A 5.375% 12/15/21 #	375,000	363,750
Spectrum Brands 144A 6.125% 12/15/24 #	265,000	277,587
SUPERVALU 7.75% 11/15/22	715,000	668,525
Team Health 144A 7.25% 12/15/23 #	340,000	351,050
Visant 10.00% 10/1/17	240,000	246,540

		7,014,457

Energy – 1.10%
Archrock Partners 6.00% 4/1/21	355,000	308,850
Calumet Specialty Products Partners 7.625% 1/15/22	840,000	798,000
Chesapeake Energy
4.875% 4/15/22	415,000	177,672
6.50% 8/15/17	350,000	245,875
6.625% 8/15/20	50,000	23,875
7.25% 12/15/18	55,000	32,966
CSI Compressco 7.25% 8/15/22	470,000	380,406
Energy Transfer Equity 5.875% 1/15/24	417,000	387,810
EP Energy 6.375% 6/15/23	395,000	304,150
Genesis Energy
5.75% 2/15/21	350,000	320,250
6.00% 5/15/23	255,000	225,037
6.75% 8/1/22	225,000	210,375

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Laredo Petroleum
5.625% 1/15/22	270,000	$253,800
7.375% 5/1/22	203,000	198,940
MarkWest Energy Partners
4.875% 12/1/24	305,000	272,022
5.50% 2/15/23	235,000	223,250
Murphy Oil USA 6.00% 8/15/23	580,000	613,350
Northern Oil & Gas 8.00% 6/1/20	155,000	123,225
NuStar Logistics 6.75% 2/1/21	500,000	507,500
Oasis Petroleum 6.875% 3/15/22	765,000	659,813
PDC Energy 7.75% 10/15/22	470,000	477,050
Pioneer Energy Services 6.125% 3/15/22	665,000	379,050
Rose Rock Midstream 144A 5.625% 11/15/23 #@	170,000	141,100
Targa Resources Partners 144A 6.75% 3/15/24 #	600,000	571,500
Transocean
4.30% 10/15/22	180,000	116,100
6.875% 12/15/21	305,000	229,817

		8,181,783

Financials – 0.16%
Ally Financial 5.75% 11/20/25	550,000	555,156
James Hardie International Finance 144A 5.875% 2/15/23 #	645,000	667,575

		1,222,731

Healthcare – 1.39%
Air Medical Merger Sub 144A 6.375% 5/15/23 #	620,000	558,775
Community Health Systems 6.875% 2/1/22	1,025,000	996,813
DaVita HealthCare Partners 5.00% 5/1/25	580,000	558,250
HCA
5.375% 2/1/25	500,000	493,125
5.875% 2/15/26	335,000	340,444
HealthSouth
144A 5.75% 11/1/24 #	295,000	286,150
5.75% 11/1/24	55,000	53,350
144A 5.75% 9/15/25 #	265,000	255,063
Hill-Rom Holdings 144A 5.75% 9/1/23 #	545,000	557,944
IASIS Healthcare 8.375% 5/15/19	850,000	803,250
Immucor 11.125% 8/15/19	1,355,000	1,368,550
Kinetic Concepts
10.50% 11/1/18	239,000	232,667
12.50% 11/1/19	430,000	417,100
LifePoint Health 5.875% 12/1/23	250,000	252,187

Schedule of investments

Delaware Dividend Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Healthcare (continued)
Mallinckrodt International Finance
4.75% 4/15/23	200,000	$167,000
144A 5.625% 10/15/23 #	335,000	290,613
MPH Acquisition Holdings 144A 6.625% 4/1/22 #	360,000	364,500
Sterigenics-Nordion Holdings 144A 6.50% 5/15/23 #	670,000	672,513
Tenet Healthcare
6.75% 6/15/23	120,000	112,650
8.125% 4/1/22	775,000	776,453
Valeant Pharmaceuticals International
144A 5.875% 5/15/23 #	150,000	130,500
144A 6.125% 4/15/25 #	390,000	338,325
144A 6.75% 8/15/18 #	265,000	259,700

		10,285,922

Insurance – 0.21%
HUB International 144A 7.875% 10/1/21 #	680,000	654,500
USI 144A 7.75% 1/15/21 #	456,000	448,590
XLIT 6.50% 10/29/49 •	573,000	448,373

		1,551,463

Media – 1.40%
Altice Luxembourg 144A 7.75% 5/15/22 #	435,000	407,813
CCO Holdings
144A 5.375% 5/1/25 #	245,000	243,775
144A 5.875% 5/1/27 #	470,000	467,650
CCOH Safari 144A 5.75% 2/15/26 #	340,000	342,550
Clear Channel Worldwide Holdings 7.625% 3/15/20	385,000	374,894
Columbus International 144A 7.375% 3/30/21 #	280,000	296,100
CSC Holdings 5.25% 6/1/24	680,000	578,000
DISH DBS 5.875% 11/15/24	435,000	390,413
Gray Television 7.50% 10/1/20	407,000	423,789
Midcontinent Communications & Midcontinent Finance 144A 6.875% 8/15/23 #	185,000	189,163
Neptune Finco
144A 6.625% 10/15/25 #	400,000	415,500
144A 10.125% 1/15/23 #	220,000	230,450
144A 10.875% 10/15/25 #	200,000	212,000
Numericable-SFR 144A 6.00% 5/15/22 #	590,000	584,100
RCN Telecom Services 144A 8.50% 8/15/20 #	465,000	476,044
Sinclair Television Group 144A 5.625% 8/1/24 #	790,000	775,187
Sirius XM Radio 144A 5.375% 4/15/25 #	735,000	729,487
Tribune Media 144A 5.875% 7/15/22 #	550,000	551,375
Univision Communications 144A 8.50% 5/15/21 #	630,000	657,563
VTR Finance 144A 6.875% 1/15/24 #	865,000	833,255

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Media (continued)
WideOpenWest Finance
10.25% 7/15/19	985,000	$946,831
13.375% 10/15/19 @	300,000	294,750

		10,420,689

Real Estate Investment Trusts – 0.06%
Communications Sales & Leasing
144A 6.00% 4/15/23 #	210,000	198,975
8.25% 10/15/23	255,000	228,225

		427,200

Services – 0.52%
BlueLine Rental Finance 144A 7.00% 2/1/19 #	400,000	365,000
GEO Group 5.125% 4/1/23	265,000	250,425
Iron Mountain 144A 6.00% 10/1/20 #	255,000	268,133
Mattamy Group 144A 6.50% 11/15/20 #	690,000	674,475
Navios South American Logistics 144A 7.25% 5/1/22 #	570,000	458,137
OPE KAG Finance Sub 144A 7.875% 7/31/23 #	470,000	483,513
Pinnacle Entertainment 7.75% 4/1/22	223,000	246,136
United Rentals North America 5.75% 11/15/24	635,000	644,919
Vander Intermediate Holding II 144A PIK 9.75% 2/1/19 #T	255,000	191,250
XPO Logistics 144A 6.50% 6/15/22 #	270,000	249,413

		3,831,401

Technology – 0.58%
CommScope 144A 5.50% 6/15/24 #	630,000	607,163
Emdeon 144A 6.00% 2/15/21 #	495,000	473,344
Entegris 144A 6.00% 4/1/22 #	420,000	429,236
Equinix 5.875% 1/15/26	320,000	325,600
First Data 144A 7.00% 12/1/23 #	1,103,000	1,115,409
Infor US 144A 6.50% 5/15/22 #	805,000	716,450
Micron Technology
144A 5.25% 1/15/24 #	230,000	214,475
144A 5.625% 1/15/26 #	130,000	119,763
Sensata Technologies UK Financing 144A 6.25% 2/15/26 #	285,000	294,619

		4,296,059

Telecommunications – 1.40%
Altice US Finance 144A 7.75% 7/15/25 #	510,000	490,875
CenturyLink 6.75% 12/1/23	615,000	586,187
Cogent Communications Finance 144A 5.625% 4/15/21 #@	435,000	408,900
Cogent Communications Group 144A 5.375% 3/1/22 #	190,000	186,675
CommScope Technologies Finance 144A 6.00% 6/15/25 #	395,000	379,200
Digicel 144A 6.75% 3/1/23 #	550,000	487,960

Schedule of investments

Delaware Dividend Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Telecommunications (continued)
Digicel Group
144A 7.125% 4/1/22 #	1,250,000	$1,013,387
144A 8.25% 9/30/20 #	960,000	838,800
Frontier Communications
144A 10.50% 9/15/22 #	235,000	233,531
144A 11.00% 9/15/25 #	500,000	491,250
Hughes Satellite Systems 7.625% 6/15/21	198,000	214,355
Intelsat Jackson Holdings
5.50% 8/1/23	379,000	284,250
7.25% 4/1/19	125,000	109,766
7.50% 4/1/21	110,000	91,850
Intelsat Luxembourg
6.75% 6/1/18	340,000	224,400
7.75% 6/1/21	176,000	69,520
8.125% 6/1/23	458,000	174,040
Level 3 Financing 144A 5.375% 5/1/25 #	720,000	718,200
Sable International Finance 144A 6.875% 8/1/22 #	610,000	616,100
Sprint
7.125% 6/15/24	490,000	377,300
7.25% 9/15/21	490,000	398,125
7.875% 9/15/23	10,000	8,075
Sprint Capital 6.90% 5/1/19	160,000	142,800
T-Mobile USA
6.00% 3/1/23	245,000	246,837
6.375% 3/1/25	90,000	90,000
6.50% 1/15/26	150,000	150,187
Wind Acquisition Finance 144A 7.375% 4/23/21 #	515,000	498,263
Zayo Group 144A 6.00% 4/1/23 #	885,000	854,025

		10,384,858

Utilities – 0.41%
AES 5.50% 4/15/25	410,000	370,025
AES Gener 144A 8.375% 12/18/73 #@•	200,000	205,750
Calpine
5.375% 1/15/23	550,000	515,625
5.50% 2/1/24	325,000	303,469
DPL 6.75% 10/1/19	295,000	301,637
Dynegy
5.875% 6/1/23	365,000	329,869
7.375% 11/1/22	190,000	184,099
7.625% 11/1/24	365,000	348,575

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
Enel 144A 8.75% 9/24/73 #•		400,000	$461,000

			3,020,049

Total Corporate Bonds (cost $95,706,009)			88,858,116

Leveraged Non-Recourse Security – 0.00%

JPMorgan Fixed Income Pass Through Trust
Series 2007-B 144A 0.00% 1/15/87 #@♦		1,300,000	0

Total Leveraged Non-Recourse Security (cost $1,105,000)			0

Municipal Bonds – 1.18%

California State
(Various Purposes) 5.00% 11/1/43		1,000,000	1,146,100
California Statewide Communities Development Authority
(California Baptist University) Series A 6.375% 11/1/43		1,000,000	1,103,740
City of Chicago, Illinois
(Taxable Build America Bond) Series B 7.75% 1/1/42		385,000	409,186
Colorado Health Facilities Authority Revenue
(Catholic Health Initiatives) Series A 5.25% 1/1/45		1,250,000	1,384,950
Dallas/Fort Worth International Airport, Texas
Series H 5.00% 11/1/42 (AMT)		1,000,000	1,083,440
Golden State, California Tobacco Securitization Corporate Settlement Revenue
(Asset-Backed Senior Notes) Series A-1 5.75% 6/1/47		650,000	602,212
New York State Thruway Authority
Series J 5.00% 1/1/41		1,000,000	1,122,400
Palm Beach County, Florida Health Facilities Authority (Sinai Residences Boca Raton Project)
7.25% 6/1/34		65,000	77,500
Series A 7.50% 6/1/49		325,000	388,999
Texas Private Activity Bond Surface Transportation Revenue Bond (Senior Lien NTC Mobility Partners)
6.75% 6/30/43 (AMT)		450,000	548,145
Utility Debt Securitization Authority, New York
(Restructuring) Series TE 5.00% 12/15/41		750,000	861,660

Total Municipal Bonds (cost $7,753,898)			8,728,332

Regional Bond – 0.07%Δ

Australia – 0.07%
New South Wales Treasury 4.00% 5/20/26	AUD	640,200	496,558

Total Regional Bond (cost $558,092)			496,558

Schedule of investments

Delaware Dividend Income Fund

		Principal amount°	Value (U.S. $)

Senior Secured Loans – 0.98%«

Accudyne Industries Borrower (Hamilton Sundstrand Industrial) 1st Lien 4.00% 12/13/19		345,000	$305,325
Albertson’s Tranche B4 1st Lien 5.50% 8/25/21		540,000	540,244
Applied Systems 2nd Lien 7.50% 1/23/22		560,223	544,117
Atkore International 2nd Lien 7.75% 10/9/21 @		363,000	316,717
Avaya 1st Lien 4.50% 10/26/17		477,326	412,589
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20		790,000	760,869
CD&R Millennium Holdco (Mauser Holdings) 2nd Lien 8.75% 7/31/22 @		290,000	272,600
Colouroz (Flint Group) 2nd Lien 8.25% 9/7/22 @		530,000	514,763
Drillship Ocean Ventures (Ocean Rig) Tranche B 1st Lien 5.50% 7/25/21		55,293	32,116
FMG Resources (Fortescue Resources) August 2006 Pty 1st Lien 4.25% 6/30/19		539,198	442,143
Green Energy Partners (Panda Stonewall) Tranche B 1st Lien 6.50% 11/13/21		148,000	144,300
iHeartCommunications Tranche D 1st Lien 6.75% 1/30/19		840,000	613,200
J.C. Penney 1st Lien 6.00% 5/22/18		543,610	539,804
KIK Custom Products 1st Lien 6.00% 8/26/22		255,000	253,247
MacDermid (Platform Specialty) Tranche B 1st Lien 5.50% 6/7/20		240,000	233,975
Marina District (Borgata) Tranche B 1st Lien 6.50% 8/15/18		342,332	343,259
Moxie Patriot Tranche B1 1st Lien 6.75% 12/19/20		178,000	169,100
Pabst Blue Ribbon 1st Lien 5.75% 11/13/21		155,000	154,871
Pabst Blue Ribbon 2nd Lien 9.25% 11/13/22		105,000	103,425
Panda Liberty Tranche B 1st Lien 7.50% 8/21/20		161,000	152,950
Rite Aid 2nd Lien 5.75% 8/21/20		220,000	222,200
Solenis International (Ashland Water) 2nd Lien 7.75% 7/31/22		220,000	203,019

Total Senior Secured Loans (cost $7,613,900)			7,274,833

Sovereign Bonds – 0.92%Δ

Indonesia – 0.45%
Indonesia Government International Bond
144A 5.125% 1/15/45 #		1,500,000	1,379,929
144A 6.75% 1/15/44 #		1,800,000	1,982,198

			3,362,127

Mexico – 0.41%
Mexican Bonos 10.00% 12/5/24	MXN	39,301,000	3,013,363

			3,013,363

	Principal amount°	Value (U.S. $)

Sovereign BondsΔ (continued)

South Africa – 0.06%
South Africa Government International Bond
5.375% 7/24/44	500,000	$482,745

		482,745

Total Sovereign Bonds (cost $7,906,500)		6,858,235

U.S. Treasury Obligations – 3.65%

U.S. Treasury Notes
1.375% 10/31/20	4,930,000	4,863,558
1.75% 9/30/22	5,000,000	4,924,805
2.00% 8/15/25	17,615,000	17,265,800

Total U.S. Treasury Obligations (cost $27,404,369)		27,054,163

	Number of shares

Master Limited Partnership – 0.28%

Enterprise Products Partners	19,200	487,488
Valero Energy Partners	34,200	1,584,486

Total Master Limited Partnership (cost $2,082,615)		2,071,974

Preferred Stock – 0.37%

Ally Financial 144A 7.00% #	550	556,566
Bank of America 6.50% •	625,000	660,937
Freddie Mac 6.02%	40,000	130,000
GMAC Capital Trust I 8.125% •	17,000	433,500
NorthStar Realty Finance 8.50%	15,700	355,919
Vornado Realty Trust 6.625%	24,900	633,456

Total Preferred Stock (cost $3,609,785)		2,770,378

Rights – 0.01%

Standard Chartered
exercise price GBP 4.65
expiration date 12/10/15 †	29,004	39,754

Total Rights (cost $0)		39,754

Warrant – 0.00%

Wheeler Real Estate Investment Trust strike price $5.50, expiration date 4/29/19 @†	43,188	1,222

Total Warrant (cost $358)		1,222

Schedule of investments

Delaware Dividend Income Fund

	Principal amount°	Value (U.S. $)

Short-Term Investments – 12.26%

Discount Notes – 3.15%≠
Federal Home Loan Bank
0.12% 1/4/16	3,322,074	$3,321,745
0.12% 1/25/16	1,825,569	1,825,277
0.14% 2/18/16	2,112,660	2,111,779
0.155% 2/3/16	2,193,552	2,192,810
0.17% 1/21/16	2,124,202	2,123,885
0.18% 2/26/16	2,113,649	2,112,679
0.18% 3/7/16	1,739,533	1,738,502
0.185% 1/19/16	1,290,655	1,290,471
0.19% 3/22/16	4,237,783	4,234,884
0.195% 12/2/15	1,828,007	1,828,003
0.295% 3/2/16	624,677	624,326

		23,404,361

Repurchase Agreements – 9.11%
Bank of America Merrill Lynch
0.07%, dated 11/30/15, to be repurchased on 12/1/15, repurchase price $13,183,167 (collateralized by U.S.government obligations 1.50%–3.375%
5/31/19–5/15/44; market value $13,446,806)	13,183,141	13,183,141
Bank of Montreal
0.09%, dated 11/30/15, to be repurchased on 12/1/15, repurchase price $21,971,957 (collateralized by U.S.government obligations 0.125%–4.625%
4/15/16–2/15/40; market value $22,411,345)	21,971,902	21,971,902
BNP Paribas
0.11%, dated 11/30/15, to be repurchased on 12/1/15, repurchase price $32,389,056 (collateralized by U.S.government obligations 0.00%–3.125%
9/15/17–8/15/44; market value $33,036,739)	32,388,957	32,388,957

		67,544,000

Total Short-Term Investments (cost $90,948,810)		90,948,361

Total Value of Securities Before Securities Sold Short – 99.61% (cost $701,495,265)		738,648,671

	Number of shares

Security Sold Short – (0.54%)

iShares U.S. Real Estate ETF JDR	(53,100)	(3,993,651)

Total Security Sold Short (proceeds $4,005,898)		(3,993,651)

Total Value of Securities – 99.07% (cost $697,489,367)		$734,655,020

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2015, the aggregate value of Rule 144A securities was $67,595,034, which represents 9.12% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

@	Illiquid security. At Nov. 30, 2015, the aggregate value of illiquid securities was $32,141,835, which represents 4.33% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

T	100% of the income received was in the form of cash.

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At Nov. 30, 2015, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

•	Variable rate security. The rate shown is the rate as of Nov. 30, 2015. Interest rates reset periodically.

¥	Fully or partially pledged as collateral for security sold short.

Δ	Securities have been classified by country of origin.

«	Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Nov. 30, 2015.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Nov. 30, 2015.

Schedule of investments

Delaware Dividend Income Fund

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at Nov. 30, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BNYM	EUR	913,955	USD	(965,893)	12/2/15	$(183)

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(90)	E-mini S&P 500 Index	$(9,296,745)	$(9,359,100)	12/21/15	$(62,355)

Swap Contract

CDS Contract[2]
Counterparty	Swap Referenced Obligation	Notional Value	Annual Protection Payments	Termination Date	Unrealized Appreciation (Depreciation)[3]
	Protection Purchased:
ICE	BCLY - CDX.NA.HY.25	$9,000,000	5.00%	12/20/20	$43,332
ICE	CITI - CDX.NA.HY.25	9,000,000	5.00%	12/20/20	32,201

					$75,533

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts and notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Unrealized appreciation (depreciation) does not include periodic interest payments on swap contracts accrued daily in the amount of $(78,783).

Summary of abbreviations:

ADR – American Depositary Receipt

AMT – Subject to Alternative Minimum Tax

AUD – Australian Dollar

BCLY – Barclays Bank

BNYM – Bank of New York Mellon

CDS – Credit Default Swap

CDX.NA.HY – Credit Default Swap Index North America High Yield

CITI – Citigroup Global Markets

CVA – Dutch Certificate

ETF – Exchange-Traded Fund

EUR – European Monetary Unit

GBP – British Pound Sterling

ICE – Intercontinental Exchange, Inc.

JDR – Japanese Depositary Receipt

MXN – Mexican Peso

PIK – Pay-in-kind

REIT – Real Estate Investment Trust

USD – U.S. Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Dividend Income Fund	November 30, 2015

Assets:
Investments, at value[1]	$647,700,310
Short-term investments, at value[2]	90,948,361
Foreign currencies, at value[3]	60,081
Cash	4,272,197
Cash collateral due from broker	1,680,826
Dividends and interest receivable	4,000,456
Receivable for securities sold	2,100,970
Receivable for fund shares sold	797,406
Variation margin due from broker on futures contracts	45,450
Unrealized appreciation on credit default swap contracts	91,061
Other assets[4]	270,461

Total assets	751,967,579

Liabilities:
Security sold short, at value[5]	3,993,651
Payable for securities purchased	2,778,352
Payable for fund shares redeemed	1,090,258
Swap payments payable	177,500
Variation margin due to broker on centrally cleared credit default swap contracts	15,528
Investment management fees payable	388,250
Distribution fees payable to affiliates	309,525
Other accrued expenses	290,627
Other affiliates payable	37,963
Trustees’ fees and expenses payable	4,422
Upfront payments received on credit default swap contracts	455,520
Unrealized depreciation on foreign currency exchange contracts	183
Bond proceeds payable[4]	901,538

Total liabilities	10,443,317

Total Net Assets	$741,524,262

Net Assets Consist of:
Paid-in capital	$774,455,815
Undistributed net investment income	1,250,576
Accumulated net realized loss on investments	(71,274,479)
Net unrealized appreciation of investments	37,165,653
Net unrealized depreciation of foreign currencies	(7,515)
Net unrealized depreciation of foreign currency exchange contracts	(183)
Net unrealized depreciation of futures contracts	(62,355)
Net unrealized depreciation of swap contracts	(3,250)

Total Net Assets	$741,524,262

Net Asset Value
Class A:
Net assets	$291,876,512
Shares of beneficial interest outstanding, unlimited authorization, no par	22,172,291
Net asset value per share	$13.16
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$13.96

Class C:
Net assets	$298,832,667
Shares of beneficial interest outstanding, unlimited authorization, no par	22,668,555
Net asset value per share	$13.18

Class R:
Net assets	$3,682,248
Shares of beneficial interest outstanding, unlimited authorization, no par	279,766
Net asset value per share	$13.16

Institutional Class:
Net assets	$147,132,835
Shares of beneficial interest outstanding, unlimited authorization, no par	11,176,951
Net asset value per share	$13.16

[1] Investments, at cost	$610,546,455
[2] Short-term investments, at cost	90,948,810
[3] Foreign currencies, at cost	59,945
[4] See Note 14 in “Notes to financial statements.”
[5] Security sold short, proceeds	(4,005,898)

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Dividend Income Fund	Year ended November 30, 2015

Investment Income:
Dividends	$14,299,646
Interest	13,184,838
Foreign tax withheld	(146,637)

27,337,847

Expenses:
Management fees	4,958,239
Distribution expenses — Class A	780,938
Distribution expenses — Class C	3,118,058
Distribution expenses — Class R	19,374
Dividend disbursing and transfer agent fees and expenses	902,218
Accounting and administration expenses	250,178
Reports and statements to shareholders	249,855
Registration fees	90,309
Custodian fees	65,309
Legal fees	63,301
Audit and tax	45,255
Trustees’ fees and expenses	36,845
Other	47,909

10,627,788
Less expense paid indirectly	(230)

Total operating expenses	10,627,558

Net Investment Income	16,710,289

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments [1]	$37,812,594
Foreign currencies	(609,292)
Foreign currency exchange contracts	(226,117)
Futures contracts	1,986,676
Swap contracts	(70,539)

Net realized gain	38,893,322

Net change in unrealized appreciation (depreciation) of:
Investments	(72,716,717)
Foreign currencies	5,718
Foreign currency exchange contracts	(183)
Futures contracts	170,882
Swap contracts	112,766

Net change in unrealized appreciation (depreciation)	(72,427,534)

Net Realized and Unrealized Loss	(33,534,212)

Net Decrease in Net Assets Resulting from Operations	$(16,823,923)

[1] Includes $631,076 loss contingencies on General Motors term loan litigation. See
Note 14 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Dividend Income Fund

	Year ended
	11/30/15	11/30/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,710,289	$14,663,282
Net realized gain	38,893,322	29,498,876
Net change in unrealized appreciation (depreciation)	(72,427,534)	18,808,863

Net increase (decrease) in net assets resulting from operations	(16,823,923)	62,971,021

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(7,265,924)	(7,317,367)
Class B	—	(130,696)
Class C	(4,909,329)	(4,581,895)
Class R	(80,322)	(75,505)
Institutional Class	(4,037,658)	(2,655,964)

	(16,293,233)	(14,761,427)

Capital Share Transactions:
Proceeds from shares sold:
Class A	48,575,598	87,227,442
Class B	—	12,087
Class C	43,687,213	65,462,355
Class R	1,817,301	1,900,495
Institutional Class	55,140,551	97,952,473

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	6,656,357	6,744,169
Class B	—	123,159
Class C	4,462,182	4,163,166
Class R	79,381	70,986
Institutional Class	3,548,777	2,279,362

	163,967,360	265,935,694

	Year ended
	11/30/15	11/30/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(65,461,808)	$(97,579,843)
Class B	—	(10,736,134)
Class C	(45,124,879)	(35,216,011)
Class R	(2,032,523)	(1,255,241)
Institutional Class	(54,676,612)	(18,465,880)

	(167,295,822)	(163,253,109)

Increase (decrease) in net assets derived from capital share transactions	(3,328,462)	102,682,585

Net Increase (Decrease) in Net Assets	(36,445,618)	150,892,179

Net Assets:
Beginning of year	777,969,880	627,077,701

End of year	$741,524,262	$777,969,880

Undistributed net investment income	$1,250,576	$683,874

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Dividend Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations.

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/15	11/30/14	11/30/13	11/30/12	11/30/11
$13.730	$12.810	$10.940	$9.890	$9.810

0.321	0.312	0.316	0.348	0.351
(0.577)	0.923	1.854	1.045	0.086

(0.256)	1.235	2.170	1.393	0.437

(0.314)	(0.315)	(0.300)	(0.343)	(0.357)

(0.314)	(0.315)	(0.300)	(0.343)	(0.357)

$13.160	$13.730	$12.810	$10.940	$9.890

(1.91% )	9.74%	20.07%	14.25%	4.39%

$291,876	$315,098	$297,117	$203,819	$189,313
1.10%	1.10%	1.12%	1.16%	1.19%
1.10%	1.10%	1.16%	1.21%	1.24%
2.38%	2.35%	2.62%	3.28%	3.41%
2.38%	2.35%	2.58%	3.23%	3.36%
67%	56%	51%	47%	110%

Financial highlights

Delaware Dividend Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

Year ended

11/30/15	11/30/14	11/30/13	11/30/12	11/30/11

$13.750	$12.830	$10.960	$9.900	$9.820

0.220	0.213	0.226	0.268	0.274
(0.577)	0.921	1.853	1.056	0.086

(0.357)	1.134	2.079	1.324	0.360

(0.213)	(0.214)	(0.209)	(0.264)	(0.280)

(0.213)	(0.214)	(0.209)	(0.264)	(0.280)

$13.180	$13.750	$12.830	$10.960	$9.900

(2.63% )	8.90%	19.13%	13.50%	3.61%

$298,833	$308,975	$254,961	$156,758	$151,107
1.85%	1.85%	1.87%	1.91%	1.94%
1.63%	1.60%	1.87%	2.53%	2.66%
67%	56%	51%	47%	110%

Financial highlights

Delaware Dividend Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/15	11/30/14	11/30/13	11/30/12	11/30/11

$13.730	$12.810	$10.940	$9.890	$9.810

0.287	0.280	0.284	0.321	0.325
(0.576)	0.921	1.856	1.046	0.086

(0.289)	1.201	2.140	1.367	0.411

(0.281)	(0.281)	(0.270)	(0.317)	(0.331)

(0.281)	(0.281)	(0.270)	(0.317)	(0.331)

$13.160	$13.730	$12.810	$10.940	$9.890

(2.15% )	9.46%	19.77%	13.97%	4.13%

$3,682	$3,983	$3,030	$3,151	$3,340
1.35%	1.35%	1.37%	1.41%	1.44%
1.35%	1.35%	1.46%	1.51%	1.54%
2.13%	2.10%	2.37%	3.03%	3.16%
2.13%	2.10%	2.28%	2.93%	3.06%
67%	56%	51%	47%	110%

Financial highlights

Delaware Dividend Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

		Year ended

11/30/15	11/30/14	11/30/13	11/30/12	11/30/11
$13.730	$12.810	$10.940	$9.890	$9.810

0.355	0.348	0.347	0.375	0.375
(0.577)	0.920	1.853	1.045	0.088

(0.222)	1.268	2.200	1.420	0.463

(0.348)	(0.348)	(0.330)	(0.370)	(0.383)

(0.348)	(0.348)	(0.330)	(0.370)	(0.383)

$13.160	$13.730	$12.810	$10.940	$9.890

(1.66% )	10.01%	20.37%	14.66%	4.55%

$147,133	$149,914	$61,809	$30,449	$24,986
0.85%	0.85%	0.87%	0.91%	0.94%
2.63%	2.60%	2.87%	3.53%	3.66%
67%	56%	51%	47%	110%

Notes to financial statements

Delaware Dividend Income Fund	November 30, 2015

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Dividend Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00%, if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek to provide high current income and an investment that has the potential for capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed; attributes of the collateral; yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/ dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2012–Nov. 30, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2015, and matured on the next business day.

Short Sales — The Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration or for such other purposes consistent with the Fund’s investment objectives and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase

Notes to financial statements

Delaware Dividend Income Fund

1. Significant Accounting Policies (continued)

the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statement of operations” under “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gain (loss) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Nov. 30, 2015.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Nov. 30, 2015.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Nov. 30, 2015, the Fund earned $230 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value (NAV) basis. For the year ended Nov. 30, 2015, the Fund was charged $37,099 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative NAV basis. For the year ended Nov. 30, 2015, the Fund was charged $162,319 for these services. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” Pursuant

Notes to financial statements

Delaware Dividend Income Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and service fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2015, the Fund was charged $19,270 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2015, DDLP earned $69,568 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2015, DDLP received gross CDSC commissions of $207 and $21,417 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/ dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Nov. 30, 2015, the Fund made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

Purchases other than U.S. government securities	$408,406,148
Purchases of U.S. government securities	62,266,820
Sales other than U.S. government securities	463,188,275
Sales of U.S. government securities	35,302,487

At Nov. 30, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$704,257,321

Aggregate unrealized appreciation of investments	$78,393,083
Aggregate unrealized depreciation of investments	(47,995,384)

Net unrealized appreciation of investments	$30,397,699

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

Notes to financial statements

Delaware Dividend Income Fund

3. Investments (continued)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2015:

Securities	Level 1	Level 2	Level 3	Total
Assets
Agency, Asset- & Mortgage-Backed Securities	$—	$863,995	$—	$863,995
Corporate Debt	—	148,107,503	—	148,107,503
Foreign Debt	—	7,354,793	—	7,354,793
Senior Secured Loans[1]	—	6,952,783	322,050	7,274,833
Municipal Bonds	—	8,728,332	—	8,728,332
Leveraged Non-Recourse Security	—	—	—	—
Common Stock	426,092,531	—	—	426,092,531
Convertible Preferred Stock[1]	11,970,790	1,243,497	—	13,214,287
Preferred Stock[1]	1,422,875	1,347,503	—	2,770,378
Master Limited Partnership	2,071,974	—	—	2,071,974
Rights	39,754	—	—	39,754
Warrant	1,222	—	—	1,222
Exchange-Traded Funds	4,126,545	—	—	4,126,545
U.S. Treasury Obligation	—	27,054,163	—	27,054,163
Short-Term Investments	—	90,948,361	—	90,948,361
Liabilities:
Security Sold Short	(3,993,651)	—	—	(3,993,651)

Total Value of Securities	$441,732,040	$292,600,930	$322,050	$734,655,020

Foreign Currency Exchange Contracts	$—	$(183)	$—	$(183)
Futures Contracts	(62,355)	—	—	(62,355)
Swap Contracts	—	75,533	—	75,533

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable input or matrix-price investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Senior Secured Loans	—	95.57%	4.43%	100.00%
Convertible Preferred Stock	90.59%	9.41%	—	100.00%
Preferred Stock	51.36%	48.64%	—	100.00%

The securities that have been valued at zero on the “Schedule of investments” are considered to be Level 3 investments in this table.

During the year ended Nov. 30, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s NAV is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2015 and 2014 was as follows:

	Year ended
	11/30/15	11/30/14
Ordinary income	$16,293,233	$14,761,427

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$774,455,815
Undistributed ordinary income	3,236,185
Other temporary differences	(631,076)
Capital loss carryforwards	(65,926,663)
Net unrealized appreciation of investments, foreign currencies, and derivatives	30,390,001

Net assets	$741,524,262

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of contingent payment on debt instruments, partnership income, trust preferred securities, market discount and premium on debt instruments, mark-to-market on futures and CDS contracts, and troubled debt.

Notes to financial statements

Delaware Dividend Income Fund

5. Components of Net Assets on a Tax Basis (continued)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, market discount and premium on certain debt instruments, CDS contracts, contingent payment debt instruments, passive foreign investment companies sales, paydowns of asset-and mortgage-backed securities, and partnership income. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2015, the Fund recorded the following reclassifications:

Undistributed net investment income	$149,646
Accumulated net realized loss	(144,749)
Paid in capital	(4,897)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $37,765,539 was utilized in 2015. Capital loss carryforwards remaining at Nov. 30, 2015 will expire as follows: $11,177,613 expires in 2016 and $54,749,050 expires in 2017.

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Nov. 30, 2015, no capital loss carryforwards were incurred under the Act.

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/15	11/30/14
Shares sold:
Class A	3,580,552	6,568,466
Class B	—	867
Class C	3,216,426	4,927,542
Class R	134,326	142,656
Institutional Class	4,076,177	7,307,070

Shares issued upon reinvestment of dividends and distributions:
Class A	491,286	505,623
Class B	—	9,242
Class C	328,386	311,250
Class R	5,861	5,312
Institutional Class	262,119	169,625

	12,095,133	19,947,653

Shares redeemed:
Class A	(4,850,797)	(7,315,562)
Class B	—	(802,596)
Class C	(3,349,498)	(2,640,980)
Class R	(150,528)	(94,374)
Institutional Class	(4,080,655)	(1,382,130)

	(12,431,478)	(12,235,642)

Net increase (decrease)	(336,345)	7,712,011

For the year ended Nov. 30, 2014, 117,065 Class B shares were converted to 117,213 Class A shares valued at $1,571,284. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the “Statements of changes in net assets.”

Certain shareholders of one class shares may exchange their shares for another class shares. For the years ended Nov. 30, 2015 and 2014, the Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table above and the “Statements of changes in net assets.”

	Exchange Redemptions		Exchange Subscriptions
Year ended	Class A Shares	Class C Shares	Institutional Class Shares	Value
11/30/15	20,757	1,461	22,220	$308,554
11/30/14	1,931	653	2,585	34,197

Notes to financial statements

Delaware Dividend Income Fund

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. Under the agreement, the Participants are charged an annual commitment fee of 0.10% which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Other than the annual commitment fee, the line of credit is to be used as described above and to be operated in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 7, 2016.

The Fund had no amounts outstanding as of Nov. 30, 2015 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended Nov. 30, 2015, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures contracts in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates, or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Fund posted $414,000 cash collateral for open futures contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

During the year ended Nov. 30, 2015, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Swap Contracts — The Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent quality by DMC.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

Notes to financial statements

Delaware Dividend Income Fund

8. Derivatives (continued)

During the year ended Nov. 30, 2015, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin is posted to central counterparties for CDS basket trades, as determined by the applicable central counterparty. During the year ended Nov. 30, 2015, the Fund did not enter into any CDS contracts as a seller of protection.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended Nov. 30, 2015, the Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument, or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedule of investments.”

At Nov. 30, 2015, the Fund posted $1,266,826 in cash collateral for centrally cleared swap contracts, which is presented as “Cash collateral due from brokers” on the “Statement of assets and liabilities.”

Fair values of derivative instruments as of Nov. 30, 2015 were as follows:

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward currency exchange contracts (Foreign currency exchange contracts)	Unrealized appreciation on foreign currency exchange contracts	$ —	Unrealized depreciation on foreign currency exchange contracts	$ (183)
Equity contracts (Futures contracts)	Variation margin due from broker on futures contracts*	—	Variation margin due from broker on futures contracts*	(62,355)
Credit contracts (Swap contracts)	Variation margin due to broker on credit default swap contracts	—	Variation margin due to broker on credit default swap contracts	(15,528)
Credit contracts (Swap contracts)	Unrealized appreciation on credit default swap contracts	91,061	Unrealized depreciation on credit default swap contracts	—
Total		$91,061		$(78,066)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through Nov. 30, 2015. Only current day variation margin is reported on the “Statement of assets and liabilities.”

Notes to financial statements

Delaware Dividend Income Fund

8. Derivatives (continued)

The effect of derivative instruments on the “Statement of operations” for the year ended Nov. 30, 2015 was as follows:

		Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Forward currency exchange contracts	$(226,117)	$—	$—	$(226,117)
Equity contracts	—	1,986,676	—	1,986,676
Credit contracts	—	—	(70,539)	(70,539)

Total	$(226,117)	$1,986,676	$(70,539)	$1,690,020

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Swap Contracts	Total
Forward currency exchange contracts	$(183)	$—	$—	$(183)
Equity contracts	—	170,882	—	170,882
Credit contracts	—	—	112,766	112,766

Total	$(183)	$170,882	$112,766	$283,465

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2015.

	Long Derivatives Volume	Short Derivatives Volume
Foreign currency exchange contracts (average cost)	$369,499	$185,357
Futures contracts (average notional value)	2,632,854	8,147,506
CDS contracts (average notional value)*	5,725,714	—

*Long represents buying protection and short represents selling protection.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2015, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty		Gross Value of Derivative Asset		Gross Value of Derivative Liability		Net Position
BNY Mellon		$(183)		$—		$(183)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
BNY Mellon	$(183)	$—	$—	$—	$—	$(183)

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America
Merrill Lynch	$13,183,141	$(13,183,141)	$—	$(13,183,141)	$—
Bank of Montreal	21,971,902	(21,971,902)	—	(21,971,902)	—
BNP Paribas	32,388,957	(32,388,957)	—	(32,388,957)	—

Total	$67,544,000	$(67,544,000)	$—	$(67,544,000)	$—

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon

Notes to financial statements

Delaware Dividend Income Fund

10. Securities Lending (continued)

(BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return the loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a NAV per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s NAV per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2015, the Fund had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings

Notes to financial statements

Delaware Dividend Income Fund

11. Credit and Market Risk (continued)

during the year ended Nov. 30, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities held by the Fund have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management has determined that this pronouncement has no impact to the Fund’s financial statements.

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Funds for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at NAV per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

14. General Motors Term Loan Litigation

The Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009.We believe the matter subject to the litigation notice will likely lead to a recovery from the Fund of certain amounts received by the Fund because a U.S. Court of Appeals has ruled that the Fund and similarly situated investors were unsecured creditors rather than secured lenders of G.M. as a result of an erroneous UCC filing made by a third party. The Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon the court ruling the estate is seeking to recover such amounts arguing that, as unsecured creditors, the Fund should not have received payment in full. Based upon currently available information related to the litigation and the Fund’s potential exposure, the Fund recorded a liability of $901,538 and an asset of $270,461 based on the expected recoveries to unsecured creditors as of Nov. 30, 2015 that resulted in a net decrease in the Fund’s NAV to reflect this likely recovery.

15. Subsequent Events

Management has determined that no other material events or transactions occurred subsequent to Nov. 30, 2015 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V

and Shareholders of Delaware Dividend Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Dividend Income Fund (one of the series constituting Delaware Group® Equity Funds V, hereafter referred to as the “Fund”) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 21, 2016

Other Fund information (Unaudited)

Delaware Dividend Income Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2015, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	100.00%
(B) Qualified Dividends[1]	61.53%

(A) is based on a percentage of the Fund’s total distributions.

(B) is based on the Fund’s ordinary income distributions.

[1]	Qualified dividends represent dividends which qualify for the corporate dividends received deduction.
*	For the fiscal year ended Nov. 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 70.17%. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV, as applicable.

For the fiscal year ended Nov. 30, 2015, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Nov. 30, 2015, the Fund has reported maximum distributions of Qualified Interest Income of $6,973,199.

Other Fund information (Unaudited)

Delaware Dividend Income Fund

Board consideration of Delaware Dividend Income Fund investment management agreement

At a meeting held on Aug. 18–20, 2015 (the “Annual Meeting”), the Board of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Dividend Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain Funds, and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended March 31, 2015. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional flexible portfolio funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b1 and non-12b1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the

Other Fund information (Unaudited)

Delaware Dividend Income Fund

Board consideration of Delaware Dividend Income Fund investment management agreement (continued)

management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

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Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Officer, and Trustee	Trustee since September 2015 President and Chief Executive Officer since August 2015
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013

[1]	Shawn K. Lytle is considered to be an “Interested Trustee“ because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	65	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010–April 2015)

Private Investor (March 2004–Present)	65	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Chief Executive Officer Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	65	None
Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

President — Drexel University (August 2010–Present) President — Franklin & Marshall College (July 2002–July 2010)	65	Director — Hershey Trust Company Director, Audit Committee, and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co.
Private Investor (2004–Present)	65	None
Chief Executive Officer — Banco Itaú International (April 2012–Present) Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)	65	Trust Manager and Audit Committee Member — Camden Property Trust

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice Chairman (2010–April 2013), Chief Administrative Officer (2008–2010), and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member, and Governance Committee Member — Okabena Company

		Chair — 3M Investment Management Company (2005–2012)

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as Senior Vice President of the Fund(s) and the investment advisor since 2013, General Counsel of the Fund(s) and the investment advisor since 2015, and Secretary of the Fund(s) and the investment advisor since 2005.	65	None[3]
Daniel V. Geatens has served as Vice President and Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial Administration of the investment advisor since 2010.	65	None[3]
Richard Salus has served as Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.	65	None[3]

[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments ®

Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Chief Executive Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Corporation

St. Paul, MN

Affiliated officers

David F. Connor Senior Vice President, General Counsel, and Secretary Delaware Investments Family of Funds Philadelphia, PA	Daniel V. Geatens Vice President and Treasurer Delaware Investments Family of Funds Philadelphia, PA	Richard Salus Senior Vice President and Chief Financial Officer Delaware Investments Family of Funds Philadelphia, PA

This annual report is for the information of Delaware Dividend Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Annual report

U.S. equity mutual fund

Delaware Small Cap Value Fund

November 30, 2015

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Small Cap Value Fund at delawareinvestments.com.

Manage your investments online

•	24-hour access to your account information
•	Obtain share prices
•	Check your account balance and recent transactions
•	Request statements or literature
•	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment, and funds management services.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2015, and subject to change for events occurring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Small Cap Value Fund	December 8, 2015

Performance preview (for the year ended November 30, 2015)
Delaware Small Cap Value Fund (Class A shares)	1-year return	+0.90%
Russell 2000® Value Index (benchmark)	1-year return	+0.35%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Small Cap Value Fund, please see the table on page 4.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Small-cap value stocks finished the Fund’s fiscal year ended Nov. 30, 2015 virtually unchanged, based on the Russell 2000 Value Index, reflecting both a domestic economy stuck in neutral and remarkably stable interest rates courtesy of the U.S. Federal Reserve.

The year did not pass without a mild bout of volatility, however. Beginning in June, mounting evidence that the Chinese economy was decelerating more than previously thought triggered a three-month long correction in equities. By the end of the reporting period, however, small-cap stocks had mostly recovered amid indications that the U.S. economy was healthy enough to sustain an increase in short-term interest rates, and many investors believed that a December 2015 rate hike was all but assured.

The relatively flat overall performance of small-caps masked a sharply bifurcated market in which most cyclical and commodity-based industries underperformed. Energy stocks were particularly hard hit, beginning with the announcement in late 2014 that the Organization of the Petroleum Exporting Countries (OPEC) planned to maintain oil production at then-current levels despite slowing global demand. The energy selloff accelerated in May as investors evaluated the effect that China’s economic woes would have on energy demand. Overall, from April through September, many energy stocks fell by nearly one-third. Additionally, some stocks that were dependent on capital-spending budgets began to lag the benchmark.

On the plus side, the healthcare and technology sectors continued to outperform, given investors’ preference for companies that can grow earnings in this sluggish macroeconomic environment. Consequently, small-cap growth stocks outperformed their small-cap value counterparts by more than six percentage points over the fiscal year. Meanwhile, financial stocks were buffeted by speculation over the timing of the long-anticipated increase in interest rates. Real estate investment trusts (REITs), for example, typically underperform when rates are rising while small banks often benefit because of their relatively high concentration of floating-rate loans.

Within the Fund

Delaware Small Cap Value Fund returned +0.90% at net asset value and -4.91% at maximum offer price (both figures represent Class A shares with distributions reinvested) for the fiscal year ended Nov. 30, 2015. For the same period, the Fund’s benchmark, the Russell 2000 Value Index, returned +0.35%. Complete annualized performance for Delaware Small Cap Value Fund is shown in the table on page 4.

Sector weightings played a role in the Fund’s performance. Specifically, the Fund’s overweight

1

Portfolio management review

Delaware Small Cap Value Fund

allocations to technology, healthcare, and bank stocks were positive contributors, as was the Fund’s underweight to REITs. Conversely, the Fund’s overweight of capital spending and energy stocks detracted, as did our near market-weighting of transportation companies and traditional industrial-related businesses.

Among individual positions, the Fund’s allocation to Cytec Industries was a strong contributor to relative performance. Cytec is a diversified specialty chemicals company Belgium-based Solvay SA acquired in July for $5.5 billion. The lightweight composite materials Cytec produces are highly valued in the aerospace and automotive industries for their positive effect on fuel efficiency. The Fund closed its position in Cytec after the Solvay acquisition was announced, but before the deal was scheduled to close.

Among financial companies, the Fund’s overweight position in Independent Bank also contributed to relative performance. A community-oriented commercial bank operating mainly in the northeast United States, the company’s loan portfolio performed strongly, contributing to a 33% jump in the stock price. Though we continue to hold the stock, we significantly reduced the Fund’s position late in the fiscal year on the basis of valuation.

Within the technology sector, the Fund’s large overweight to Cirrus Logic, a supplier of integrated circuits for audio applications, also contributed to relative performance. The company’s share price climbed 88% over the Fund’s fiscal year. Cirrus benefited from its exposure to Apple’s audio product line while also gaining traction with Samsung. We continue to like the company and therefore continue to hold its shares.

Among detractors, the Fund’s large overweight to Helix Energy Solutions Group hurt relative performance. Helix provides well intervention and robotics services to energy-production companies, a sector that has had little incentive to increase extraction of oil and gas at current prices. Consequently, oil service companies such as Helix were generally affected even more by the broad market selloff in energy stocks than were businesses with assets likely to rebound more quickly. Though we continue to like Helix’s long-term fundamentals, the recent plunge in the price of oil – and its uninspiring near-term outlook – led us to reduce (but not close) the Fund’s position in the stock during the period.

Among the capital spending group, the Fund’s holdings in H&E Equipment Services detracted from relative performance. The company sells and leases heavy construction equipment. Its client base along the Gulf Coast left it especially vulnerable to the combined effect of reduced capital spending in general and less offshore oil drilling in particular. Given its relatively stable backlog of business, however, we took advantage of current weakness to add to the Fund’s position.

Finally, the Fund’s allocation to the trucking company Saia also detracted from nominal and relative performance. Saia was hurt by sluggish growth in consumer spending and by heightened competition for drivers, which sharply increased its labor costs. Still, we continue to view Saia’s market valuation and balance sheet favorably, and maintain a position in the stock.

At fiscal year end, the Fund retained an underweight to defensive sectors, including utilities and REITs, offset by above-benchmark allocations to procyclical industries such as basic materials, capital spending, technology, and certain financials. As always, we continue to focus on businesses that we view as having strong balance sheets and that trade at reasonable valuations. We also prefer companies that generate significant amounts of free cash flow, money that can be returned to investors in the form of share buybacks and dividend increases. Under pressure from shareholders, many companies have increasingly chosen to employ these shareholder-friendly strategies, especially

2

given the ultra-low interest rate that has prevailed in recent years. Though we have positioned the Fund in anticipation of higher interest rates, we do not expect the Fed to move too far or too fast in normalizing monetary policy.

3

Performance summary
Delaware Small Cap Value Fund	November 30, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2015

	1 year	5 years	10 years
Class A (Est. June 24, 1987)
Excluding sales charge	+0.90%	+10.69%	+7.19%
Including sales charge	-4.91%	+9.39%	+6.56%
Class C (Est. Nov. 29, 1995)
Excluding sales charge	+0.14%	+9.86%	+6.39%
Including sales charge	-0.81%	+9.86%	+6.39%
Class R (Est. June 2, 2003)
Excluding sales charge	+0.63%	+10.41%	+6.92%
Including sales charge	+0.63%	+10.41%	+6.92%
Institutional Class (Est. Nov. 9, 1992)
Excluding sales charge	+1.15%	+10.97%	+7.46%
Including sales charge	+1.15%	+10.97%	+7.46%
Russell 2000 Value Index	+0.35%	+10.60%	+6.06%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

4

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses	1.22%	1.97%	1.47%	0.97%
(without fee waivers)
Net expenses	1.22%	1.97%	1.47%	0.97%
(including fee waivers, if any)
Type of waiver	n/a	n/a	n/a	n/a

5

Performance summary

Delaware Small Cap Value Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2005 through Nov. 30, 2015

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Nov. 30, 2005, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 6.

The graph also assumes $10,000 invested in the Russell 2000 Value Index as of Nov. 30, 2005. The

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DEVLX	246097109
Class C	DEVCX	246097406
Class R	DVLRX	246097505
Institutional Class	DEVIX	246097208

6

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Disclosure of Fund expenses

For the six-month period from June 1, 2015 to November 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2015 to Nov. 30, 2015.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Small Cap Value Fund

Expense analysis of an investment of $1,000

Beginning Account Value 6/1/15		Ending Account Value 11/30/15	Annualized Expense Ratio	Expenses Paid During Period 6/1/15 to 11/30/15*

Actual Fund return†
Class A	$1,000.00	$982.40	1.21%	$6.01
Class C	1,000.00	978.80	1.96%	9.72
Class R	1,000.00	981.20	1.46%	7.25
Institutional Class	1,000.00	983.80	0.96%	4.77

Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.00	1.21%	$6.12
Class C	1,000.00	1,015.24	1.96%	9.90
Class R	1,000.00	1,017.75	1.46%	7.38
Institutional Class	1,000.00	1,020.26	0.96%	4.86

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / sector allocation and top 10 equity holdings
Delaware Small Cap Value Fund	As of November 30, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stock	98.49%
Basic Industry	9.04%
Business Services	1.54%
Capital Spending	7.60%
Consumer Cyclical	3.97%
Consumer Services	7.58%
Consumer Staples	3.32%
Energy	5.33%
Financial Services	27.05%
Healthcare	7.08%
Real Estate	7.61%
Technology	13.22%
Transportation	2.70%
Utilities	2.45%
Short-Term Investments	1.62%
Total Value of Securities	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
East West Bancorp	3.05%
Webster Financial	1.99%
Berry Plastics Group	1.84%
Synopsys	1.72%
Selective Insurance Group	1.68%
Bank of Hawaii	1.67%
ITT	1.49%
Community Bank System	1.49%
STERIS	1.44%
Olin	1.39%

10

Schedule of investments
Delaware Small Cap Value Fund	November 30, 2015

	Number of shares	Value (U.S. $)

Common Stock – 98.49%

Basic Industry – 9.04%
Albemarle	482,600	$25,848,056
Berry Plastics Group †	1,494,210	54,329,476
Chemtura †	1,208,000	37,109,760
Clearwater Paper †	417,700	20,387,937
Fuller (H.B.)	1,006,500	40,068,765
Glatfelter (P.H.) @	770,416	13,705,701
Kaiser Aluminum	352,827	30,244,330
Olin	1,888,000	41,101,760
Ryerson Holding @†	843,100	4,181,776

		266,977,561

Business Services – 1.54%
Deluxe	354,600	20,797,290
Essendant	399,018	14,452,432
WESCO International †	211,800	10,176,990

		45,426,712

Capital Spending – 7.60%
Altra Industrial Motion @	859,843	24,092,801
CIRCOR International	205,100	9,321,795
EnPro Industries	308,200	15,453,148
H&E Equipment Services	1,260,000	25,212,600
ITT	1,108,000	43,998,680
MasTec †	1,974,300	40,334,949
Primoris Services	1,156,100	26,682,788
Regal Beloit	373,600	24,082,256
Thermon Group Holdings @†	844,400	15,376,524

		224,555,541

Consumer Cyclical – 3.97%
Barnes Group	501,800	19,329,336
Knoll	795,269	17,718,593
Meritage Homes †	964,100	35,970,571
Standard Motor Products @	438,860	18,326,794
Tenneco †	480,500	25,889,340

		117,234,634

Consumer Services – 7.58%
Asbury Automotive Group †	195,500	14,682,050
Brinker International	343,000	15,647,660
Cato Class A	334,644	13,144,816
Cheesecake Factory	616,900	29,074,497
Cinemark Holdings	580,331	20,137,486
Finish Line Class A	443,100	7,351,029
Genesco †	167,981	9,097,851

11

Schedule of investments

Delaware Small Cap Value Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Consumer Services (continued)
International Speedway Class A	594,000	$21,140,460
Madden (Steven) †	561,850	17,923,015
Meredith	351,518	16,398,315
Stage Stores	565,700	4,378,518
Texas Roadhouse	570,600	19,971,000
UniFirst	195,600	21,238,248
Wolverine World Wide	756,800	13,766,192

		223,951,137

Consumer Staples – 3.32%
Core-Mark Holding	279,200	23,812,968
J&J Snack Foods	208,900	24,374,452
Pinnacle Foods	537,100	23,385,334
Scotts Miracle-Gro Class A	380,500	26,555,095

		98,127,849

Energy – 5.33%
Bonanza Creek Energy †	837,600	7,111,224
Dril-Quip †	276,500	17,449,915
Helix Energy Solutions Group †	1,811,800	11,740,464
Jones Energy Class A @†	437,100	2,452,131
Oasis Petroleum †	1,644,600	18,896,454
Patterson-UTI Energy	1,406,500	22,813,430
SM Energy	721,100	21,178,707
Southwest Gas	623,300	34,954,664
Stone Energy †	1,026,563	7,483,644
Whiting Petroleum †	817,600	13,498,576

		157,579,209

Financial Services – 27.05%
American Equity Investment Life Holding	1,234,200	33,088,902
Bank of Hawaii	714,400	49,429,336
Boston Private Financial Holdings	1,857,500	22,475,750
Community Bank System @	1,019,700	43,979,661
East West Bancorp	2,078,623	90,170,666
First Financial Bancorp @	1,511,000	30,446,650
First Interstate BancSystem @	624,400	18,988,004
First Midwest Bancorp	1,398,500	27,326,690
Great Western Bancorp	1,220,750	36,891,065
Hancock Holding	1,393,600	40,581,632
Independent Bank @	325,600	16,846,544
Infinity Property & Casualty @	296,782	25,374,861
Main Street Capital	615,300	19,634,223
NBT Bancorp @	1,246,700	37,563,071
ProAssurance	643,400	34,042,294

12

	Number of shares	Value (U.S. $)

Common Stock (continued)

Financial Services (continued)
Prosperity Bancshares	240,700	$13,337,187
S&T Bancorp @	709,556	24,068,139
Selective Insurance Group @	1,440,000	49,694,400
Stifel Financial †	693,000	31,434,480
Validus Holdings	618,484	29,180,075
Valley National Bancorp	3,214,800	35,812,872
Webster Financial	1,461,500	58,766,915
WesBanco @	881,900	29,914,048

		799,047,465

Healthcare – 7.08%
Haemonetics †	528,800	17,048,512
Owens & Minor	752,800	28,990,328
Service International	1,354,200	37,714,470
STERIS	555,880	42,458,114
Teleflex	198,500	26,142,450
VCA †	603,600	33,216,108
VWR †	882,816	23,553,531

		209,123,513

Real Estate – 7.61%
Alexander & Baldwin	569,400	21,585,954
Brandywine Realty Trust	2,354,137	32,392,925
Education Realty Trust	557,133	20,530,351
Healthcare Realty Trust	935,600	25,438,964
Highwoods Properties	780,600	34,002,936
Lexington Realty Trust	2,901,000	24,919,590
Ramco-Gershenson Properties Trust	1,204,389	20,318,042
Summit Hotel Properties	1,542,100	20,556,193
Washington Real Estate Investment Trust	913,800	25,138,638

		224,883,593

Technology – 13.22%
Black Box	75,277	851,383
Brocade Communications Systems	2,417,800	22,691,053
Cirrus Logic †	651,300	21,531,978
CommScope Holding †	1,251,348	35,813,580
Electronics For Imaging †	770,000	37,791,600
NetScout Systems †	737,300	24,404,630
ON Semiconductor †	3,254,200	35,666,032
Premiere Global Services †	976,150	13,539,201
PTC †	818,900	29,513,156
Super Micro Computer †	822,900	20,210,424
Synopsys †	1,014,800	50,821,184

13

Schedule of investments

Delaware Small Cap Value Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Technology (continued)
Tech Data †	542,000	$36,666,300
Teradyne	1,369,200	28,451,976
Vishay Intertechnology	2,728,300	32,521,336

		390,473,833

Transportation – 2.70%
Kirby †	227,700	14,709,420
Matson	532,400	27,530,404
Saia †	366,950	8,993,945
Werner Enterprises	1,054,100	28,418,536

		79,652,305

Utilities – 2.45%
Black Hills	449,000	19,271,080
El Paso Electric	597,500	23,093,375
NorthWestern	550,500	30,018,765

		72,383,220

Total Common Stock (cost $2,477,781,845)		2,909,416,572

	Principal amount°

Short-Term Investments – 1.62%

Discount Notes – 1.57%≠
Federal Home Loan Bank
0.12% 1/4/16	7,304,476	7,303,753
0.14% 2/18/16	6,211,705	6,209,114
0.155% 2/3/16	5,436,353	5,434,515
0.17% 1/21/16	4,263,943	4,263,307
0.18% 2/26/16	4,198,604	4,196,677
0.18% 3/7/16	2,713,266	2,711,657
0.185% 1/19/16	5,624,323	5,623,519
0.195% 12/2/15	7,965,954	7,965,938
0.295% 3/2/16	2,791,433	2,789,865

		46,498,345

Repurchase Agreements – 0.05%
Bank of America Merrill Lynch 0.07%, dated 11/30/15, to be repurchased on 12/1/15,repurchase price $268,176 (collateralized by U.S.government obligations 1.50%–3.375% 5/31/19–5/15/44; market value $273,539)	268,175	268,175
Bank of Montreal 0.09%, dated 11/30/15, to be repurchased on 12/1/15,repurchase price $446,960 (collateralized by U.S.government obligations 0.125%–4.625% 4/15/16–2/15/40; market value $455,898)	446,959	446,959

14

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.11%, dated 11/30/15, to be repurchased on 12/1/15,repurchase price $658,868 (collateralized by U.S.government obligations 0.00%–3.125% 9/15/17–8/15/44; market value $672,043)	658,866	$658,866

		1,374,000

Total Short-Term Investments (cost $47,872,089)		47,872,345

Total Value of Securities – 100.11% (cost $2,525,653,934)		$2,957,288,917

@	Illiquid security. At Nov. 30, 2015, the aggregate value of illiquid securities was $355,011,105, which represents 12.02% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

15

Statement of assets and liabilities
Delaware Small Cap Value Fund	November 30, 2015

Assets:
Investments, at value[1]	$2,909,416,572
Short-term investments, at value[2]	47,872,345
Cash	633,375
Receivable for fund shares sold	6,414,482
Dividends and interest receivable	4,019,193
Receivable for securities sold	2,860,259

Total assets	2,971,216,226

Liabilities:
Payable for fund shares redeemed	12,880,952
Payable for securities purchased	554,875
Investment management fees payable	1,610,067
Other accrued expenses	1,471,874
Other affiliates payable	299,781
Distribution fees payable to affiliates	285,643
Trustees’ fees and expenses payable	17,020

Total liabilities	17,120,212

Total Net Assets	$2,954,096,014

Net Assets Consist of:
Paid-in capital	$2,348,231,966
Undistributed net investment income	16,952,462
Accumulated net realized gain on investments	157,276,603
Net unrealized appreciation of investments	431,634,983

Total Net Assets	$2,954,096,014

16

Net Asset Value
Class A:
Net assets	$794,663,556
Shares of beneficial interest outstanding, unlimited authorization, no par	15,122,706
Net asset value per share	$52.55
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$55.76

Class C:
Net assets	$108,890,176
Shares of beneficial interest outstanding, unlimited authorization, no par	2,461,291
Net asset value per share	$44.24

Class R:
Net assets	$81,187,168
Shares of beneficial interest outstanding, unlimited authorization, no par	1,590,323
Net asset value per share	$51.05

Institutional Class:
Net assets	$1,969,355,114
Shares of beneficial interest outstanding, unlimited authorization, no par	35,660,101
Net asset value per share	$55.23

[1] Investments, at cost	$2,477,781,845
[2] Short-term investments, at cost	47,872,089

See accompanying notes, which are an integral part of the financial statements.

17

Statement of operations
Delaware Small Cap Value Fund	Year ended November 30, 2015

Investment Income:
Dividends	$52,509,223
Interest	58,075

52,567,298

Expenses:
Management fees	19,188,434
Distribution expenses – Class A	1,974,292
Distribution expenses – Class C	1,100,749
Distribution expenses – Class R	420,479
Dividend disbursing and transfer agent fees and expenses	6,131,584
Accounting and administration expenses	913,379
Reports and statements to shareholders	772,772
Legal fees	223,535
Registration fees	151,137
Trustees’ fees and expenses	133,248
Custodian fees	127,651
Audit and tax	33,890
Other	75,442

31,246,592
Less expense paid indirectly	(607)

Total operating expenses	31,245,985

Net Investment Income	21,321,313

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	157,799,628
Net change in unrealized appreciation (depreciation) of investments	(144,766,971)

Net Realized and Unrealized Gain	13,032,657

Net Increase in Net Assets Resulting from Operations	$34,353,970

See accompanying notes, which are an integral part of the financial statements.

18

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Statements of changes in net assets

Delaware Small Cap Value Fund

	Year ended
	11/30/15	11/30/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$21,321,313	$9,556,705
Net realized gain	157,799,628	129,268,108
Net change in unrealized appreciation (depreciation)	(144,766,971)	32,303,289

Net increase in net assets resulting from operations	34,353,970	171,128,102

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(2,529,301)	(933,389)
Class R	(78,471)	—
Institutional Class	(9,685,508)	(3,846,782)

Net realized gain:
Class A	(37,171,869)	(18,684,386)
Class B	—	(57,082)
Class C	(6,106,100)	(2,419,192)
Class R	(4,105,600)	(1,637,404)
Institutional Class	(81,208,563)	(24,481,657)

	(140,885,412)	(52,059,892)

Capital Share Transactions:
Proceeds from shares sold:
Class A	254,031,977	244,270,963
Class B	—	19,761
Class C	18,856,506	22,133,681
Class R	24,715,625	25,151,148
Institutional Class	768,303,708	806,723,199

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	39,096,602	19,373,779
Class B	—	56,684
Class C	5,896,531	2,330,338
Class R	4,183,570	1,637,197
Institutional Class	89,377,797	27,825,139

	1,204,462,316	1,149,521,889

20

	Year ended
	11/30/15	11/30/14
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(243,557,284)	$(412,973,803)
Class B	—	(3,608,169)
Class C	(19,187,893)	(18,107,340)
Class R	(26,427,025)	(24,371,953)
Institutional Class	(590,103,471)	(351,687,599)

	(879,275,673)	(810,748,864)

Increase in net assets derived from capital share transactions	325,186,643	338,773,025

Net Increase in Net Assets	218,655,201	457,841,235

Net Assets:
Beginning of year	2,735,440,813	2,277,599,578

End of year	$2,954,096,014	$2,735,440,813

Undistributed net investment income	$16,952,462	$7,924,429

See accompanying notes, which are an integral part of the financial statements.

21

Financial highlights

Delaware Small Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

22

Year ended
11/30/15	11/30/14	11/30/13	11/30/12	11/30/11

$54.870	$52.370	$39.750	$37.860	$36.190

0.322	0.148	0.119	0.074	(0.008)
0.152	3.508	12.847	3.622	1.818

0.474	3.656	12.966	3.696	1.810

(0.178)	(0.055)	(0.092)	—	—
(2.616)	(1.101)	(0.254)	(1.806)	(0.140)

(2.794)	(1.156)	(0.346)	(1.806)	(0.140)

$52.550	$54.870	$52.370	$39.750	$37.860

0.90%	7.12%	32.87%	10.21%	4.99%

$794,664	$775,076	$884,026	$522,403	$375,299
1.22%	1.22%	1.25%	1.32%	1.37%
1.22%	1.22%	1.29%	1.37%	1.42%
0.62%	0.27%	0.26%	0.19%	(0.02% )
0.62%	0.27%	0.22%	0.14%	(0.07% )
20%	17%	28%	11%	29%

23

Financial highlights

Delaware Small Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended
11/30/15	11/30/14	11/30/13	11/30/12	11/30/11

$46.790	$45.110	$34.450	$33.280	$32.070

(0.059)	(0.219)	(0.196)	(0.188)	(0.260)
0.125	3.000	11.110	3.164	1.610

0.066	2.781	10.914	2.976	1.350

(2.616)	(1.101)	(0.254)	(1.806)	(0.140)

(2.616)	(1.101)	(0.254)	(1.806)	(0.140)

$44.240	$46.790	$45.110	$34.450	$33.280

0.14%	6.30%	31.93%	9.37%	4.20%

$108,890	$109,368	$99,099	$66,231	$52,648
1.97%	1.97%	2.00%	2.07%	2.12%
(0.13% )	(0.48% )	(0.49% )	(0.56% )	(0.77% )
20%	17%	28%	11%	29%

25

Financial highlights

Delaware Small Cap Value Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the distributor. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended
11/30/15	11/30/14	11/30/13	11/30/12	11/30/11

$53.390	$51.060	$38.770	$37.050	$35.510

0.186	0.012	0.004	(0.022)	(0.102)
0.140	3.419	12.540	3.548	1.782

0.326	3.431	12.544	3.526	1.680

(0.050)	—	—	—	—
(2.616)	(1.101)	(0.254)	(1.806)	(0.140)

(2.666)	(1.101)	(0.254)	(1.806)	(0.140)

$51.050	$53.390	$51.060	$38.770	$37.050

0.63%	6.85%	32.55%	9.96%	4.72%

$81,187	$82,577	$76,501	$44,379	$28,303
1.47%	1.47%	1.50%	1.57%	1.62%
1.47%	1.47%	1.58%	1.67%	1.72%
0.37%	0.02%	0.01%	(0.06% )	(0.27% )
0.37%	0.02%	(0.07% )	(0.16% )	(0.37% )
20%	17%	28%	11%	29%

27

Financial highlights

Delaware Small Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income from investment operations:
Net investment income[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended
11/30/15	11/30/14	11/30/13	11/30/12	11/30/11

$57.520	$54.830	$41.590	$39.430	$37.590

0.475	0.292	0.250	0.180	0.090
0.163	3.672	13.434	3.786	1.890

0.638	3.964	13.684	3.966	1.980

(0.312)	(0.173)	(0.190)	—	—
(2.616)	(1.101)	(0.254)	(1.806)	(0.140)

(2.928)	(1.274)	(0.444)	(1.806)	(0.140)

$55.230	$57.520	$54.830	$41.590	$39.430

1.15%	7.38%	33.22%	10.49%	5.26%

$1,969,355	$1,768,420	$1,214,512	$348,533	$91,442
0.97%	0.97%	1.00%	1.07%	1.12%
0.87%	0.52%	0.51%	0.44%	0.23%
20%	17%	28%	11%	29%

29

Notes to financial statements
Delaware Small Cap Value Fund	November 30, 2015

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Value Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Sept. 25, 2014, all remaining shares of Class B were converted to Class A shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal and Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2012–Nov. 30, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests in that may date back to the inception of the Fund.

30

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2015 and matured on the next business day.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included on the “Statement of operations” under “Net realized gain on investments” and totaled $1,342 for the year ended Nov. 30, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and

31

Notes to financial statements

Delaware Small Cap Value Fund

1. Significant Accounting Policies (continued)

reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Nov. 30, 2015.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Nov. 30, 2015, the Fund earned $607 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative net asset value basis (NAV). For the year ended Nov. 30, 2015, the Fund was charged $135,440 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% of average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2015, the Fund was charged $592,548 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

32

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2015, the Fund was charged $69,514 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2015, DDLP earned $36,264 for commissions on sales of the Fund’s Class A shares. For the year ended, Nov. 30, 2015, DDLP received gross CDSC commissions of $57 and $5,653, on redemption of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Nov. 30, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$829,927,625
Sales	558,703,522

At November 30, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

Cost of investments	$2,526,281,089

Aggregate unrealized appreciation of investments	$628,495,649
Aggregate unrealized depreciation of investments	(197,487,821)

Net unrealized appreciation of investments	$431,007,828

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability

33

Notes to financial statements

Delaware Small Cap Value Fund

3. Investments (continued)

of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized on the next page.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2015:

Securities	Level 1	Level 2	Total

Common Stock	$2,909,416,572	$—	$2,909,416,572

Short-Term Investments	—	47,872,345	47,872,345

Total Value of Securities	$2,909,416,572	$47,872,345	$2,957,288,917

During the year ended Nov. 30, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Nov. 30, 2015, there were no Level 3 investments.

34

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2015 and 2014 were as follows:

	Year ended
	11/30/15	11/30/14
Ordinary income	$31,906,524	$15,687,573
Long-term capital gain	108,978,888	36,372,319

Total	$140,885,412	$52,059,892

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,348,231,966
Undistributed ordinary income	26,422,941
Undistributed long-term capital gain	148,433,279
Net unrealized appreciation of investments	431,007,828

Net assets	$2,954,096,014

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

35

Notes to financial statements

Delaware Small Cap Value Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/15	11/30/14
Shares sold:
Class A	4,919,498	4,575,040
Class B	—	442
Class C	425,227	484,338
Class R	484,938	482,799
Institutional Class	14,039,643	14,369,342

Shares issued upon reinvestment of dividends and distributions:
Class A	748,690	375,243
Class B	—	1,276
Class C	133,165	52,556
Class R	82,273	32,516
Institutional Class	1,632,471	515,280

	22,465,905	20,888,832

Shares redeemed:
Class A	(4,670,476)	(7,704,858)
Class B	—	(78,398)
Class C	(434,350)	(396,701)
Class R	(523,606)	(466,913)
Institutional Class	(10,754,425)	(6,292,453)

	(16,382,857)	(14,939,323)

Net increase	6,083,048	5,949,509

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. For the years ended Nov. 30, 2015 and 2014, the Fund had the following exchange transactions:

Year ended Nov. 30, 2015

Exchange Redemptions			Exchange Subscriptions
Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Value

107,154	1,934	3,358	3,960	103,305	$5,893,372

36

Year ended Nov. 30, 2014

Exchange Redemptions		Exchange Subscriptions
Class A Shares	Class C Shares	Class A Shares	Institutional Class Shares	Value

33,683	2,494	93	34,114	$1,978,114

These exchange transactions are included as subscriptions and redemptions in the table on the previous page and the “Statements of changes in net assets.”

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the participants on the basis of each Participant’s allocation of the entire facility. The line of credit available is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 7, 2016.

The Fund had no amounts outstanding as of Nov. 30, 2015 or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statement of assets and liabilities” and requires an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a

37

Notes to financial statements

Delaware Small Cap Value Fund

8. Offsetting (continued)

counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.” There were no derivatives during the year ended Nov. 30, 2015.

At Nov. 30, 2015, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure(a)
Bank of America Merrill Lynch	$268,175	$(268,175)	$—	$(268,175)	$—
Bank of Montreal	446,959	(446,959)	—	(446,959)	—
BNP Paribas	658,866	(658,866)	—	(658,866)	—

Total	$1,374,000	$(1,374,000)	$—	$(1,374,000)	$—

(a)Net exposure represents the receivable(payable) that would be due from(to) the counterparty in the event of default.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to

38

reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a NAV per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s NAV per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2015, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax

39

Notes to financial statements

Delaware Small Cap Value Fund

10. Credit and Market Risk (continued)

status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the period ended Nov. 30, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Nov. 30, 2015, there were no Rule 144A securities held by the Fund. Illiquid securities have been identified on the “Schedule of investments”.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management has determined that this pronouncement has no impact to the Fund’s financial statements.

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Fund for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if the fair value is measured at NAV per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

13. Subsequent Events

Management has determined that no other material events or transactions occurred subsequent to Nov. 30, 2015 that would require recognition or disclosure in the Fund’s financial statements.

40

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V

and Shareholders of Delaware Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Small Cap Value Fund (one of the series constituting Delaware Group Equity Funds V, hereafter referred to as the “Fund”) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 21, 2016

41

Other Fund information (Unaudited)

Delaware Small Cap Value Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	77.35%
(B) Ordinary Income Distributions (Tax Basis)*	22.65%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends[1]	99.66%

(A) and (B) is based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

[1]	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended Nov. 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 100.00%. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

For the fiscal year ended Nov. 30, 2015, certain interest income paid by the Fund, has been determined to be Qualified Interest Income and Short-Term Capital Gains, and may be subject to relief from U.S. withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended Nov. 30, 2015, the Fund has reported maximum distributions of Qualified Interest Income and Short-Term Capital Gains of $5,909 and $19,613,244, respectively.

Board consideration of Delaware Small Cap Value Fund investment management agreement

At a meeting held on Aug. 18–20, 2015 (the “Annual Meeting”), the Board of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Small Cap Value Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual

42

Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain Funds, and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Lipper currently classifies the Fund as a small-cap core fund. However, Management believes that, because the Fund utilizes a value investment philosophy and process, it would be more appropriate to include the Fund in the small-cap value funds category. Accordingly, the Lipper report prepared for the Fund compares the Fund’s performance to two separate Performance Universes – one consisting of the Fund and all retail and institutional small-cap core funds and the other consisting of the Fund and all retail and institutional small-cap value funds. When compared to other small-cap core funds, the Lipper

43

Other Fund information (Unaudited)

Delaware Small Cap Value Fund

Board consideration of Delaware Small Cap Value Fund investment management agreement (continued)

report comparison showed that the Fund’s total return for the 1-, 3-, and 10-year periods was in the third quartile of its Performance Universe and the Fund’s total return for the 5-year period was in the second quartile of its Performance Universe. When compared to other small-cap value funds, the Lipper report comparison showed that the Fund’s total return for the 1-, 5-, and 10-year periods was in the second quartile of the Performance Universe. The report further showed that the Fund’s total return for the 3-year period was in the third quartile of its Performance Universe. The Fund’s performance results were mixed but tended toward median, which was acceptable to the Board.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

When compared to other small-cap core funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. When compared to other small-cap value funds, the expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits

44

from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments® Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that the Fund’s assets exceeded the final breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

45

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015
Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

46

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Shawn K. Lytle has served as	65	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	65	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Chief Executive Officer	65	None
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) —
J.P. Morgan Chase & Co.
Executive Vice President	65	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

47

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

48

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President —	65	Director — Hershey Trust
Drexel University		Company
(August 2010–Present)
Director, Audit Committee,
President —		and Governance Committee
Franklin & Marshall College		Member — Community
(July 2002–July 2010)		Health Systems

Director — Drexel
Morgan & Co.

Private Investor	65	None
(2004–Present)

Chief Executive Officer —	65	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

49

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

50

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice Chairman	65	Director — HSBC Finance
(2010–April 2013),		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010),
and Executive Vice		Director —
President and Chief		HSBC Bank
Administrative Officer
(2007–2009) —
PNC Financial
Services Group
Vice President and Treasurer	65	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President —		Investment Committee
Mergers & Acquisitions		Member, and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)

51

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005

Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

52

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	65	None[3]

Senior Vice President of

the Fund(s) and

the investment advisor

since 2013, General Counsel

of the Fund(s) and

the investment advisor

since 2015, and Secretary

of the Fund(s) and the

investment advisor since 2005.

Daniel V. Geatens has served	65	None[3]
as Vice President and
Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial
Administration of the investment advisor since 2010.
Richard Salus has served as	65	None[3]
Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.

[3]	David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

53

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments®

Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Chief Executive Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Corporation

St. Paul, MN

Affiliated officers

David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Investments	Delaware Investments
Delaware Investments	Family of Funds	Family of Funds
Family of Funds	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Small Cap Value Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

54

Annual report

U.S. equity mutual fund

Delaware Small Cap Core Fund

November 30, 2015

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Small Cap Core Fund at delawareinvestments.com.

Manage your investments online

•	24-hour access to your account information
•	Obtain share prices
•	Check your account balance and recent transactions
•	Request statements or literature
•	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Neither Delaware Investments nor its affiliates noted in this document are authorized deposit-taking institutions for the purpose of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ( MBL). MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2015, and subject to change for events occurring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

© 2016 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review
Delaware Small Cap Core Fund	December 8, 2015

Performance preview (for the year ended November 30, 2015)
Delaware Small Cap Core Fund (Class A shares)	1-year return	+4.86%
Russell 2000® Index (benchmark)	1-year return	+3.51%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Small Cap Core Fund, please see the table on page 4.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Please see page 6 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Small-cap stocks exhibited a high degree of volatility during the fiscal year ended Nov. 30, 2015. After reaching a new high over the summer, the Russell 2000 Index generated a 1-year gain of 3.51%. The return of the Russell 2000® Growth Index was about 6% higher than the Russell 2000® Value Index. Companies able to generate earnings in line with, or in excess of, expectations were typically rewarded, while companies with disappointing earnings were penalized. Overall, valuations remained more attractive than a few years ago.

During calendar year 2015, economic output – as measured by gross domestic product (GDP) – continued to increase at a moderate pace. For the first three quarters of 2015, GDP was estimated to have advanced at an annual rate of slightly more than 2%, which is on par with the previous five years (data: U.S. Commerce Department). However, similar to the equities market, the economy has exhibited an uneven growth pattern from quarter to quarter. Overall, this has placed strain on companies’ abilities to accurately project guidance.

We have seen sluggishness in the industrial side of the economy, which has been in a waiting game for new orders to improve. According to a report released by the U.S. Federal Reserve on Nov. 17, 2015, capacity utilization for the industrial sector has declined slowly over the year, with a recent reading of 77.5% (which is 2.6 percentage points below the long-term average).

Six years into the current economic expansion, the unemployment rate has been cut in half (from 10% in October 2009 to the most recent reading of 5%) (source: U.S. Labor Department). While this is a significant improvement, the Federal Reserve is not yet ready to declare that the labor market has reached full employment. Additionally, labor is being replaced by technology in several sectors of the U.S. economy, thus counteracting some of the wage pressure that typically emerges at this stage of an economic expansion. We will continue to monitor the employment situation with particular focus on wages and the size of the labor force. As of the date of this report, we are patiently waiting for the Fed to begin raising interest rates. After the Fed’s first move, subsequent rate hikes should be slow and measured, as policy makers have not wanted to surprise investors. We expect that sensitivity to continue.

Within the Fund

For the fiscal year ended Nov. 30, 2015, Delaware Small Cap Core Fund (Class A shares with all distributions reinvested) returned +4.86% at net asset value and
-1.19% at maximum offer price. For the same period, the Fund’s benchmark, the Russell 2000 Index, returned +3.51%. For

1

Portfolio management review

Delaware Small Cap Core Fund

complete annualized performance of Delaware Small Cap Core Fund, please see the table on page 4.

Relative portfolio performance was strong during the fiscal year, with stock selection in the finance sector contributing the most to relative outperformance. Finance was the strongest performing sector both in the Fund and in the benchmark. Within the sector, stock selection among the bank industry was most beneficial to performance. During the fiscal year, we exited one bank, Susquehanna Bancshares, which was purchased by BB&T, and added four new banks: CoBiz Financial, FirstMerit, Great Western Bancorp, and Old National Bancorp.

Stock selection in the technology sector added value, particularly in the software industry. A leading contributor was Proofpoint, which gained 69% during the fiscal year. Proofpoint provides enterprise data security protection from a security-as-a-service platform. The company added a number of clients during the period as cyber-security threats have been on the rise. We continue to favor the company as we believe it has a great product and should continue to gain market share.

FARO Technologies fell 55% during the fiscal year and detracted from the Fund’s performance. FARO Technologies makes 3D documentation tools, laser scanners, and portable coordinate-measuring machines that are used throughout the world in a variety of industries. The company missed sales estimates and lowered guidance over the fiscal year. Additionally, after 11 years with the company, the CEO resigned. These issues drove us to exit the Fund’s position.

The Fund generated an excess return in the healthcare sector, with two stocks performing strongly: Ligand Pharmaceuticals and Dexcom. Ligand, which was purchased during the fiscal year, returned 104%. The company’s business model is focused on internal drug development and the acquisition of royalty-revenue generating assets from biotechnology and pharmaceutical companies. We continue to favor shares of Ligand based on its diversified business model and what we see as an attractive pipeline of potential new drugs.

Dexcom’s main business involves the development of continuous glucose monitoring systems for people with diabetes. The company’s shares appreciated 61% during the fiscal year. Although we remain positive on the company’s fundamentals, we exited the Fund’s position as the company’s growth in market capitalization reached the point where it graduated from the Russell 2000 Index to the Russell 1000® Index in June.

Also within the healthcare sector, life science tools and diagnostics company Cepheid fell by 35%. Cepheid detracted from the Fund’s returns during the fiscal year as the company’s expenses led to earnings misses and guidance cuts. The company has a unique molecular diagnostic instrument, the GeneXpert, and positive long-term growth potential.

On the negative side, the weakest-performing sector in the Fund was consumer services. We only have exposure to the restaurant industry, which relatively underperformed the other three industries in consumer services: airlines, gambling, and travel. Del Frisco’s Restaurant Group was a notable detractor as high-end steakhouse sales softened. We continue to view the company’s outlook as positive. Del Frisco’s has taken action to close underperforming restaurants in addition to revamping its management structure.

The Fund’s performance in the consumer discretionary sector detracted from overall returns and was led by the 59% decline in Boot Barn Holdings, a lifestyle retail chain devoted to western apparel, footwear, and accessories. Integration costs put pressure on the company’s stock after it acquired competitor Sheplers. The acquisition should enable Boot Barn to increase

2

online sales. We continue to have a positive outlook for Boot Barn since the company is still in the early stages of growth and with more than 200 stores, is now the largest western lifestyle retailer in the United States.

Stock selection in the transportation sector detracted from relative performance. Within this sector of the benchmark, the railroad and trucking industries were negative during the fiscal year. While the Fund does not have exposure to railroads, it was hurt by two trucking companies. Roadrunner Transportation Systems was down 52%, and we exited that position. We remain invested in Swift Transportation, which was down 45%. Swift, with a fleet of more than 18,000 trucks, is the largest public truckload carrier and has taken steps to achieve better use of its fleet and improve the company’s cash flow.

While stock selection in the energy sector was strong during the fiscal year, energy was the weakest-performing sector in the benchmark. Much of the sector’s pressure was related to the falling price of oil. We sold the Fund’s positions in oil industry service providers C&J Energy Services and Pioneer Energy Services as we expected the outlook for this industry to come under pricing pressure from exploration and production companies.

Stock selection in the communications services sector also detracted from returns. Within the sector, RigNet, a provider of fully-managed voice and data networks for the oil and gas industry, fell 46% during the period. The stock’s decline was mainly the result of the company’s exposure to the energy sector. We continue to own this stock, believing that the company’s unique business model should allow it to respond well to stabilization and recovery in the energy markets.

The Fund ended the period with the largest overweight positions in the finance, basic materials, and capital goods sectors. The Fund’s largest underweights were in the utilities, real estate investment trusts (REITs), and credit cyclicals sectors. On balance, we believe the unsettled macroeconomic environment continues to render U.S. equities an active manager’s market, in which outperformance can potentially be generated through thorough company-by-company analysis. We continue to maintain our strategy of investing in companies with what we view as strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams that we believe have the ability to deliver value to shareholders.

3

Performance summary

Delaware Small Cap Core Fund	November 30, 2015

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through November 30, 2015

	1 year	5 years	10 years
Class A (Est. Dec. 29, 1998)
Excluding sales charge	+4.86%	+14.64%	+7.88%
Including sales charge	-1.19%	+13.29%	+7.25%
Class C (Est. Aug. 1, 2005)
Excluding sales charge	+4.11%	+13.78%	+7.07%
Including sales charge	+3.13%	+13.78%	+7.07%
Class R (Est. Aug. 1, 2005)
Excluding sales charge	+4.60%	+14.33%	+7.63%
Including sales charge	+4.60%	+14.33%	+7.63%
Institutional Class (Est. Dec. 29, 1998)
Excluding sales charge	+5.15%	+14.93%	+8.15%
Including sales charge	+5.15%	+14.93%	+8.15%
Russell 2000 Index	+3.51%	+12.02%	+7.31%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed on the “Fund expense ratios” table on page 5. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

4

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	1.32%	2.07%	1.57%	1.07%
Net expenses (including fee waivers, if any)	1.32%	2.07%	1.57%	1.07%
Type of waiver	n/a	n/a	n/a	n/a

5

Performance summary

Delaware Small Cap Core Fund

Performance of a $10,000 investment1

Average annual total returns from Nov. 30, 2005 through Nov. 30, 2015

1 The “Performance of a $10,000 investment” graph assumes $10,000 invested in Class A shares of the Fund on Nov. 30, 2005, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 5. Please note additional details on pages 4 through 7.

The graph also assumes $10,000 invested in the Russell 2000 Index as of Nov. 30, 2005. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.

The Russell 1000 Index, mentioned on page 2, measures the performance of the large-cap segment of the U.S. equity universe.

The Russell 2000 Growth Index, mentioned on page 1, measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index, mentioned on page 1, measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

6

	Nasdaq symbols	CUSIPs
Class A	DCCAX	24610B883
Class C	DCCCX	24610B867
Class R	DCCRX	24610B834
Institutional Class	DCCIX	24610B859

7

Disclosure of Fund expenses

For the six-month period from June 1, 2015 to November 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from June 1, 2015 to Nov. 30, 2015.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table assume reinvestment of all dividends and distributions.

8

Delaware Small Cap Core Fund

Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses

	Account Value	Account Value	Annualized	Paid During Period

	6/1/15	11/30/15	Expense Ratio	6/1/15 to 11/30/15*
Actual Fund return†
Class A	$1,000.00	$1,007.90	1.30%	$6.54
Class C	1,000.00	1,003.70	2.05%	10.30
Class R	1,000.00	1,006.10	1.55%	7.79
Institutional Class	1,000.00	1,008.80	1.05%	5.29
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.55	1.30%	$6.58
Class C	1,000.00	1,014.79	2.05%	10.35
Class R	1,000.00	1,017.30	1.55%	7.84
Institutional Class	1,000.00	1,019.80	1.05%	5.32

*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

9

Security type / sector allocation and

top 10 equity holdings

Delaware Small Cap Core Fund	As of November 30, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Common Stock	97.72%
Basic Materials	7.05%
Business Services	5.56%
Capital Goods	9.14%
Communications Services	1.61%
Consumer Discretionary	3.45%
Consumer Services	4.18%
Consumer Staples	2.22%
Credit Cyclicals	1.03%
Energy	2.12%
Financials	18.36%
Healthcare	15.10%
Media	0.59%
Real Estate	6.89%
Technology	17.71%
Transportation	1.04%
Utilities	1.67%
Short-Term Investments	1.77%
Total Value of Securities	99.49%
Receivables and Other Assets Net of Liabilities	0.51%
Total Net Assets	100.00%

10

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 equity holdings	Percentage of net assets
West Pharmaceutical Services	1.23%
j2 Global	1.21%
Tyler Technologies	1.21%
Ligand Pharmaceuticals Class B	1.17%
Sterling Bancorp	1.13%
Synaptics	1.12%
Proofpoint	1.11%
Acorda Therapeutics	1.06%
Barnes Group	1.05%
Minerals Technologies	1.05%

11

Schedule of investments

Delaware Small Cap Core Fund	November 30, 2015

	Number of shares	Value (U.S. $)

Common Stock – 97.72%

Basic Materials – 7.05%
Axiall	136,200	$2,838,408
Balchem	70,700	4,842,243
Boise Cascade †	163,765	5,125,845
Chemtura †	179,800	5,523,456
Continental Building Products †	435,000	7,934,400
Kaiser Aluminum	95,100	8,151,972
Minerals Technologies	173,200	10,658,728
Neenah Paper	143,900	9,565,033
Quaker Chemical	88,800	7,568,424
Worthington Industries	302,900	9,320,233

		71,528,742

Business Services – 5.56%
Convergys	379,800	9,783,648
Essendant	249,900	9,051,378
Kforce	359,175	9,676,175
On Assignment †	225,900	10,545,012
TeleTech Holdings	213,900	6,207,378
U.S. Ecology	100,780	3,813,515
WageWorks †	170,693	7,261,280

		56,338,386

Capital Goods – 9.14%
AAON	364,030	8,995,181
Actuant Class A	181,600	4,496,416
Applied Industrial Technologies	214,840	9,162,926
Barnes Group	276,800	10,662,336
Columbus McKinnon	346,761	7,157,147
ESCO Technologies	234,587	9,202,848
Esterline Technologies †	30,500	2,899,940
Federal Signal	359,300	6,057,798
Granite Construction	242,241	9,876,166
Kadant	163,238	7,069,838
KLX †	127,900	4,105,590
MYR Group †	207,300	4,394,760
Rofin-Sinar Technologies †	50,400	1,448,496
Tetra Tech	257,100	7,144,809

		92,674,251

Communications Services – 1.61%
Atlantic Tele-Network	96,284	7,574,662
InterXion Holding †	157,391	4,835,052
RigNet †	178,901	3,951,923

		16,361,637

12

	Number of shares	Value (U.S. $)

Common Stock (continued)

Consumer Discretionary – 3.45%
Boot Barn Holdings †	337,800	$3,546,900
Express †	440,600	7,375,644
G-III Apparel Group †	218,100	10,004,247
Madden (Steven) †	250,850	8,002,115
Malibu Boats Class A †	387,100	6,007,792

		34,936,698

Consumer Services – 4.18%
Buffalo Wild Wings †	26,920	4,313,661
Cheesecake Factory	169,500	7,988,535
Del Frisco’s Restaurant Group †	416,600	6,244,834
Fiesta Restaurant Group †	176,600	6,786,738
Jack in the Box	111,180	8,242,885
Popeyes Louisiana Kitchen †	153,000	8,852,580

		42,429,233

Consumer Staples – 2.22%
Casey’s General Stores	86,500	10,057,355
J&J Snack Foods	55,886	6,520,778
Prestige Brands Holdings †	116,100	5,908,329

		22,486,462

Credit Cyclicals – 1.03%
Tenneco †	193,000	10,398,840

		10,398,840

Energy – 2.12%
Bonanza Creek Energy †	240,900	2,045,241
Bristow Group	64,450	1,968,947
Carrizo Oil & Gas †	213,700	8,629,206
Parsley Energy Class A †	163,500	3,212,775
RSP Permian †	200,315	5,684,940

		21,541,109

Financials – 18.36%
American Equity Investment Life Holding	308,000	8,257,480
BBCN Bancorp	460,280	8,703,895
Bryn Mawr Bank	74,200	2,207,450
Cardinal Financial	276,500	6,801,900
City Holding	170,884	8,530,529
CoBiz Financial	307,900	4,224,388
Evercore Partners Class A	165,800	9,206,874
First NBC Bank Holding †	197,300	8,353,682
FirstMerit	478,900	9,688,147
Flushing Financial	298,700	6,801,399
Great Western Bancorp	283,400	8,564,348

13

Schedule of investments

Delaware Small Cap Core Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Financials (continued)
Houlihan Lokey	160,000	$3,912,000
Independent Bank @	124,900	6,462,326
Infinity Property & Casualty @	71,200	6,087,600
Old National Bancorp	591,000	8,717,250
Primerica	189,100	9,689,484
Prosperity Bancshares	188,200	10,428,162
Selective Insurance Group @	245,800	8,482,558
Sterling Bancorp	651,600	11,429,064
Stifel Financial †	224,000	10,160,640
Texas Capital Bancshares †	107,700	6,384,456
United Fire Group	132,873	5,318,906
Webster Financial	207,200	8,331,512
Western Alliance Bancorp †	243,100	9,429,849

		186,173,899

Healthcare – 15.10%
Acorda Therapeutics †	281,100	10,735,209
Air Methods †	240,500	10,509,850
Catalent †	326,700	9,098,595
Cepheid †	216,100	7,766,634
CONMED	189,440	8,051,200
CryoLife @	473,040	5,137,214
ICON †	127,800	9,499,374
Insys Therapeutics †	180,100	5,737,986
Ligand Pharmaceuticals Class B †	111,000	11,885,880
Medicines †	206,000	8,654,060
Merit Medical Systems †	338,187	6,550,682
Quidel †	333,200	7,227,108
Retrophin †	257,400	5,752,890
Spectrum Pharmaceuticals †	639,500	3,837,000
Team Health Holdings †	152,100	8,386,794
TESARO †	139,600	7,125,184
Vanda Pharmaceuticals †	541,200	5,336,232
WellCare Health Plans †	112,600	9,287,248
West Pharmaceutical Services	197,920	12,478,856

		153,057,996

Media – 0.59%
National CineMedia	376,050	5,967,913

		5,967,913

Real Estate – 6.89%
DCT Industrial Trust	272,850	10,414,685
EastGroup Properties	154,100	8,970,161
EPR Properties	150,100	8,411,604

14

	Number of shares	Value (U.S. $)

Common Stock (continued)

Real Estate (continued)
Kite Realty Group Trust	374,900	$10,088,559
LaSalle Hotel Properties	250,800	7,075,068
Pebblebrook Hotel Trust	217,400	6,924,190
Ramco-Gershenson Properties Trust	535,600	9,035,572
Sovran Self Storage	88,430	8,886,331

		69,806,170

Technology – 17.71%
Anixter International †	93,350	6,362,736
Applied Micro Circuits †	973,700	7,127,484
Callidus Software †	462,000	9,586,500
ExlService Holdings †	191,990	8,979,372
GrubHub †	203,900	5,227,996
Guidewire Software †	166,400	9,872,512
inContact †	857,870	8,467,177
Infinera †	312,300	7,032,996
j2 Global @	152,300	12,255,581
MaxLinear Class A †	280,800	4,914,000
Microsemi †	139,300	5,016,193
NETGEAR †	125,910	5,553,890
Plantronics	112,600	5,957,666
Proofpoint †	153,600	11,260,416
Q2 Holdings †	100,500	2,761,740
Qlik Technologies †	233,100	7,414,911
Ruckus Wireless †	307,200	3,517,440
SciQuest †	435,371	5,620,640
Semtech †	450,700	9,059,070
Shutterfly †	171,300	7,862,670
Silicon Laboratories †	86,400	4,675,104
Synaptics †	126,320	11,339,746
Tyler Technologies †	68,600	12,240,984
WNS Holdings ADR †	241,598	7,429,139

		179,535,963

Transportation – 1.04%
Swift Transportation †	202,000	3,225,940
XPO Logistics †	241,200	7,356,600

		10,582,540

Utilities – 1.67%
Cleco	104,500	5,236,495

15

Schedule of investments

Delaware Small Cap Core Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Utilities (continued)
NorthWestern	169,600	$9,248,288
South Jersey Industries	105,300	2,417,688

		16,902,471

Total Common Stock (cost $947,950,309)		990,722,310

	Principal amount°

Short-Term Investments – 1.77%

Discount Notes – 1.30%≠
Federal Home Loan Bank
0.12% 1/4/16	1,635,364	1,635,202
0.12% 1/25/16	1,288,287	1,288,081
0.14% 2/18/16	1,136,905	1,136,431
0.155% 2/3/16	1,079,824	1,079,459
0.17% 1/21/16	1,166,322	1,166,148
0.18% 2/26/16	956,456	956,017
0.18% 3/7/16	856,324	855,816
0.185% 1/19/16	698,972	698,872
0.19% 3/22/16	3,025,019	3,022,950
0.195% 12/2/15	989,982	989,980
0.295% 3/2/16	338,303	338,112

		13,167,068

Repurchase Agreements – 0.47%
Bank of America Merrill Lynch 0.07%, dated 11/30/15, to be repurchased on 12/1/15, repurchase price $925,539 (collateralized by U.S. government obligations 1.50%–3.375% 5/31/19–5/15/44; market value $944,048)	925,537	925,537
Bank of Montreal 0.09%, dated 11/30/15, to be repurchased on 12/1/15, repurchase price $1,542,565 (collateralized by U.S. government obligations 0.125%–4.625% 4/15/16–2/15/40; market value $1,573,413)	1,542,561	1,542,561
BNP Paribas 0.11%, dated 11/30/15, to be repurchased on 12/1/15, repurchase price $2,273,909 (collateralized by U.S. government obligations 0.00%–3.125% 9/15/17–8/15/44; market value $2,319,380)	2,273,902	2,273,902

		4,742,000

Total Short-Term Investments (cost $17,909,352)		17,909,068

Total Value of Securities – 99.49% (cost $965,859,661)		$1,008,631,378

16

@	Illiquid security. At Nov. 30, 2015, the aggregate value of illiquid securities was $38,425,279, which represents 3.79% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

†	Non-income-producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

17

Statement of assets and liabilities
Delaware Small Cap Core Fund	November 30, 2015

Assets:
Investments, at value[1]	$990,722,310
Short-term investments, at value[2]	17,909,068
Cash	322,627
Receivable for fund shares sold	4,852,890
Receivables for securities sold	3,533,068
Dividends and interest receivable	761,917

Total assets	1,018,101,880

Liabilities:
Payable for fund shares redeemed	1,740,879
Payable for securities purchased	1,226,126
Investment management fees payable	587,779
Other accrued expenses	455,986
Distribution fees payable to affiliates	143,337
Other affiliates payable	97,818
Trustees’ fees and expenses payable	5,582

Total liabilities	4,257,507

Total Net Assets	$1,013,844,373

Net Assets Consist of:
Paid-in capital	$942,864,841
Accumulated net investment loss	(505,504)
Accumulated net realized gain on investments	28,713,319
Net unrealized appreciation of investments	42,771,717

Total Net Assets	$1,013,844,373

18

Net Asset Value
Class A:
Net assets	$266,426,884
Shares of beneficial interest outstanding, unlimited authorization, no par	13,111,590
Net asset value per share	$20.32
Sales charge	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$21.56

Class C:
Net assets	$99,019,273
Shares of beneficial interest outstanding, unlimited authorization, no par	5,266,676
Net asset value per share	$18.80

Class R:
Net assets	$28,177,666
Shares of beneficial interest outstanding, unlimited authorization, no par	1,418,592
Net asset value per share	$19.86

Institutional Class:
Net assets	$620,220,550
Shares of beneficial interest outstanding, unlimited authorization, no par	30,035,292
Net asset value per share	$20.65

[1]Investments, at cost	$947,950,309
[2]Short-term investments, at cost	17,909,352

See accompanying notes, which are an integral part of the financial statements.

19

Statement of operations
Delaware Small Cap Core Fund	Year ended November 30, 2015

Investment Income:
Dividends	$8,167,606
Interest	15,502

8,183,108

Expenses:
Management fees	5,632,288
Distribution expenses – Class A	508,855
Distribution expenses – Class C	786,161
Distribution expenses – Class R	120,007
Dividend disbursing and transfer agent fees and expenses	1,474,320
Accounting and administration expenses	245,191
Registration fees	199,800
Reports and statements to shareholders	197,702
Legal fees	63,893
Custodian fees	51,481
Trustees’ fees and expenses	35,051
Audit and tax	33,924
Other	21,720

9,370,393
Less expense paid indirectly	(260)

Total operating expenses	9,370,133

Net Investment Loss	(1,187,025)

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments	30,515,993
Net change in unrealized appreciation (depreciation) of investments	(2,803,584)

Net Realized and Unrealized Gain	27,712,409

Net Increase in Net Assets Resulting from Operations	$26,525,384

See accompanying notes, which are an integral part of the financial statements.

20

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Statements of changes in net assets

Delaware Small Cap Core Fund

	Year ended
	11/30/15	11/30/14

Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,187,025)	$(859,699)
Net realized gain	30,515,993	24,458,446
Net change in unrealized appreciation (depreciation)	(2,803,584)	(431,013)

Net increase in net assets resulting from operations	26,525,384	23,167,734

Dividends and Distributions to Shareholders from:
Net realized gain:
Class A	(7,433,888)	(1,836,861)
Class C	(3,048,397)	(741,927)
Class R	(896,555)	(340,355)
Institutional Class	(12,057,024)	(2,110,959)

	(23,435,864)	(5,030,102)

Capital Share Transactions:
Proceeds from shares sold:
Class A	177,187,979	89,996,368
Class C	53,178,029	28,493,872
Class R	17,433,914	6,283,013
Institutional Class	522,238,544	153,026,330

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	7,190,462	1,789,684
Class C	2,974,938	717,211
Class R	894,660	340,354
Institutional Class	11,198,200	2,073,221

	792,296,726	282,720,053

22

	Year ended
	11/30/15	11/30/14

Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(53,711,295)	$(30,740,706)
Class C	(8,612,152)	(5,111,025)
Class R	(5,834,993)	(4,234,053)
Institutional Class	(141,980,145)	(22,031,878)

	(210,138,585)	(62,117,662)

Increase in net assets derived from capital share transactions	582,158,141	220,602,391

Net Increase in Net Assets	585,247,661	238,740,023

Net Assets:
Beginning of year	428,596,712	189,856,689

End of year	$1,013,844,373	$428,596,712

Accumulated net investment loss	$505,504	$–

See accompanying notes, which are an integral part of the financial statements.

23

Financial highlights

Delaware Small Cap Core Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

24

Year ended
11/30/15	11/30/14	11/30/13	11/30/12		11/30/11

$20.430	$19.540	$13.560	$12.010		$11.150

(0.044)	(0.059)	(0.036)	(0.022)		(0.024)
1.012	1.447	6.027	1.572		0.928

0.968	1.388	5.991	1.550		0.904

—	—	(0.011)	—		(0.044)
(1.078)	(0.498)	—	—		—

(1.078)	(0.498)	(0.011)	—		(0.044)

$20.320	$20.430	$19.540	$13.560		$12.010

4.86%	7.28%	44.21%	12.91%		8.10%

$266,427	$136,070	$69,386	$25,084		$24,242
1.28%	1.32%	1.31%	1.36%		1.39%
1.28%	1.32%	1.35%	1.41%		1.45%
(0.22% )	(0.30% )	(0.22% )	(0.17%	)	(0.20% )
(0.22% )	(0.30% )	(0.26% )	(0.22%	)	(0.26% )
38%	30%	38%	37%		42%

25

Financial highlights

Delaware Small Cap Core Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

26

Year ended
11/30/15	11/30/14	11/30/13		11/30/12		11/30/11

$19.110	$18.450	$12.890		$11.510		$10.720

(0.180)	(0.193)	(0.152)		(0.115)		(0.112)
0.948	1.351	5.712		1.495		0.902

0.768	1.158	5.560		1.380		0.790

(1.078)	(0.498)	—		—		—

(1.078)	(0.498)	—		—		—

$18.800	$19.110	$18.450		$12.890		$11.510

4.11%	6.44%	43.14%		11.99%		7.37%

$99,019	$51,923	$25,828		$10,051		$7,702
2.03%	2.07%	2.06%		2.11%		2.14%
2.03%	2.07%	2.06%		2.11%		2.15%
(0.97% )	(1.05% )	(0.97%	)	(0.92%	)	(0.95%	)
(0.97% )	(1.05% )	(0.97%	)	(0.92%	)	(0.96%	)
38%	30%	38%		37%		42%

27

Financial highlights

Delaware Small Cap Core Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment loss[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment loss to average net assets
Ratio of net investment loss to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

28

Year ended
11/30/15	11/30/14	11/30/13		11/30/12		11/30/11

$20.040	$19.220	$13.360		$11.870		$11.030

(0.092)	(0.106)	(0.076)		(0.054)		(0.054)
0.990	1.424	5.936		1.544		0.913

0.898	1.318	5.860		1.490		0.859

—	—	—		—		(0.019)
(1.078)	(0.498)	—		—		—

(1.078)	(0.498)	—		—		(0.019)

$19.860	$20.040	$19.220		$13.360		$11.870

4.60%	7.03%	43.86%		12.55%		7.79%

$28,178	$15,833	$12,785		$6,809		$5,786
1.53%	1.57%	1.56%		1.61%		1.64%
1.53%	1.57%	1.64%		1.71%		1.75%
(0.47% )	(0.55% )	(0.47%	)	(0.42%	)	(0.45% )
(0.47% )	(0.55% )	(0.55%	)	(0.52%	)	(0.56% )
38%	30%	38%		37%		42%

29

Financial highlights

Delaware Small Cap Core Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income (loss)[1]
Net realized and unrealized gain

Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain

Total dividends and distributions

Net asset value, end of period

Total return[2]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets
Ratio of expenses to average net assets prior to fees waived
Ratio of net investment income (loss) to average net assets
Ratio of net investment income (loss) to average net assets prior to fees waived
Portfolio turnover

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

30

Year ended
11/30/15	11/30/14	11/30/13	11/30/12	11/30/11

$20.690	$19.740	$13.690	$12.100	$11.230

0.006	(0.011)	0.005	0.011	0.006
1.032	1.459	6.089	1.579	0.934

1.038	1.448	6.094	1.590	0.940

—	—	(0.044)	—	(0.070)
(1.078)	(0.498)	—	—	—

(1.078)	(0.498)	(0.044)	—	(0.070)

$20.650	$20.690	$19.740	$13.690	$12.100

5.15%	7.51%	44.64%	13.14%	8.37%

$620,220	$224,771	$81,858	$41,164	$30,923
1.03%	1.07%	1.06%	1.11%	1.14%
1.03%	1.07%	1.06%	1.11%	1.15%
0.03%	(0.05% )	0.03%	0.08%	0.05%
0.03%	(0.05% )	0.03%	0.08%	0.04%
38%	30%	38%	37%	42%

31

Notes to financial statements
Delaware Small Cap Core Fund	November 30, 2015

Delaware Group® Equity Funds V (Trust) is organized as a Delaware statutory trust and offers three series: Delaware Dividend Income Fund, Delaware Small Cap Core Fund, and Delaware Small Cap Value Fund. These financial statements and the related notes pertain to Delaware Small Cap Core Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective September 25, 2014, all remaining shares of Class B were converted to Class A shares. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2012–Nov. 30, 2015), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

32

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 30, 2015 and matured on the next business day.

Use of Estimates – The Fund is an investment company, whose financial statements are prepared in conformity with U.S. GAAP. Therefore, the Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included on the “Statement of operations” under “Net realized gain on investments” and totaled $277 for the year ended Nov. 30, 2015. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended Nov. 30, 2015.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the

33

Notes to financial statements

Delaware Small Cap Core Fund

1. Significant Accounting Policies (continued)

expense paid under this arrangement is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended Nov. 30, 2015, the Fund earned $260 under this agreement.

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investments Family of Funds on a relative net asset value basis (NAV). For the year ended Nov. 30, 2015, the Fund was charged $36,366 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion; 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. The fees payable to DIFSC under the service agreement described above are allocated among all retail funds in the Delaware Investment Family of Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended Nov. 30, 2015, the Fund was charged $158,991 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.”

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class C shares, and 0.50% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2015, the Fund was

34

charged $17,471 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended Nov. 30, 2015, DDLP earned $75,255 for commissions on sales of the Fund’s Class A shares. For the year ended Nov. 30, 2015, DDLP received gross CDSC commissions of $3,936 and $8,804, on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Nov. 30, 2015, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$826,180,546
Sales	280,640,352
At Nov. 30, 2015, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$966,731,885

Aggregate unrealized appreciation of investments	$95,784,319
Aggregate unrealized depreciation of investments	(53,884,826)

Net unrealized appreciation of investments	$41,899,493

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets

35

Notes to financial statements

Delaware Small Cap Core Fund

3. Investments (continued)

or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2015:

Securities	Level 1	Level 2	Total

Common Stock	$990,722,310	$—	$990,722,310
Short-Term Investments	—	17,909,068	17,909,068

Total Value of Securities	$990,722,310	$17,909,068	$1,008,631,378

During the year ended Nov. 30, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. At Nov. 30, 2015, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2015 and 2014 was as follows:

	Year ended
	11/30/15	11/30/14
Ordinary Income	$2,417,350	$—
Long-term capital gain	21,018,514	5,030,102

Total	$23,435,864	$5,030,102

36

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2015, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$942,864,841
Undistributed long-term capital gain	29,585,543
Qualified late year loss deferrals	(505,504)
Net unrealized appreciation of investments	41,899,493

Net assets	$1,013,844,373

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from Jan. 1, 2015 through Nov. 30, 2015 and Dec. 1, 2014 through Nov. 30, 2015, respectively, that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to net operating losses. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2015, the Fund recorded the following reclassifications:

Accumulated net investment loss	$681,521
Accumulated net realized gain on investments	(681,521)

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Nov. 30, 2015, there were no capital loss carryforwards incurred under the Act.

37

Notes to financial statements

Delaware Small Cap Core Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	11/30/15	11/30/14
Shares sold:
Class A	8,800,988	4,608,007
Class C	2,853,899	1,557,859
Class R	881,190	328,816
Institutional Class	25,606,614	7,723,938

Shares issued upon reinvestment of dividends and distributions:
Class A	362,058	93,554
Class C	160,808	39,779
Class R	45,998	18,094
Institutional Class	556,294	107,254

	39,267,849	14,477,301

Shares redeemed:
Class A	(2,712,915)	(1,591,486)
Class C	(464,555)	(281,153)
Class R	(298,710)	(221,884)
Institutional Class	(6,990,358)	(1,116,020)

	(10,466,538)	(3,210,543)

Net increase	28,801,311	11,266,758

Certain shareholders may exchange shares of one class of shares for another class in the same Fund. For the years ended Nov. 30, 2015 and 2014, the Fund had the following exchange transactions:

Year ended Nov. 30, 2015

Exchange Redemptions		Exchange Subscriptions
Institutional
Class A	Class C	Class
Shares	Shares	Shares	Value
1,967	56,284	53,562	$1,091,472

38

Year ended Nov. 30, 2014

Exchange Redemptions	Exchange Subscriptions
Institutional
Class C	Class
Shares	Shares	Value
686	634	$13,073

These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.”

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $275,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 9, 2015.

On Nov. 9, 2015, the Fund, along with the other Participants, entered into an amendment to the agreement for a $155,000,000 revolving line of credit. Under the amendment to the agreement, the Participants are charged an annual commitment fee of 0.10%, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. Other than the annual commitment fee, the line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 7, 2016.

The Fund had no amounts outstanding as of Nov. 30, 2015 or at any time during the year then ended.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expanded disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the “Statement of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarified which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a

39

Notes to financial statements

Delaware Small Cap Core Fund

8. Offsetting (continued)

counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.” During the year ended Nov. 30, 2015, the Fund held no derivatives.

At Nov. 30, 2015, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Master Repurchase Agreements

	Repurchase	Fair Value of Non-Cash	Cash Collateral	Net Collateral
Counterparty	Agreements	Collateral Received	Received	Received	Net Exposure(a)
Bank of America Merrill Lynch	$925,537	$(925,537)	$—	$(925,537)	$—
Bank of Montreal	1,542,561	(1,542,561)	—	(1,542,561)	—
BNP Paribas	2,273,902	(2,273,902)	—	(2,273,902)	—

Total	$4,742,000	$(4,742,000)	$—	$(4,742,000)	$—

(a)Net exposure represents the receivable(payable) that would be due from(to) the counterparty in the event of default.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to

40

reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s NAV per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the year ended Nov. 30, 2015, the Fund had no securities out on loan.

10. Credit and Market Risk

The Fund invests a significant portion of its assets in small-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax

41

Notes to financial statements

Delaware Small Cap Core Fund

10. Credit and Market Risk (continued)

status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the six months ended Nov. 30, 2015. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of Nov. 30, 2015, there were no Rule 144A securities held by the Fund. Illiquid securities have been identified on the “Schedule of investments.”

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management has determined that this pronouncement has no impact to the Fund’s financial statements.

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share.” The amendments in this update are effective for the Fund for fiscal years beginning after Dec. 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if the fair value is measured at NAV per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Nov. 30, 2015 that would require recognition or disclosure in the Fund’s financial statements.

42

Report of independent

registered public accounting firm

To the Board of Trustees of Delaware Group® Equity Funds V

and Shareholders of Delaware Small Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Small Cap Core Fund (one of the series constituting Delaware Group Equity Funds V, hereafter referred to as the “Fund”) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 21, 2016

43

Other Fund information (Unaudited)

Delaware Small Cap Core Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2015, the Fund reports distributions paid during the year as follows:

(A) Long-Term Capital Gain Distributions (Tax Basis)	89.69%
(B) Ordinary Income Distributions (Tax Basis)*	10.31%
Total Distributions (Tax Basis)	100.00%
(C) Qualifying Dividends[1]	90.50%

(A) and (B) are based on a percentage of the Fund’s total distributions.

(C) is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*	For the fiscal year ended Nov. 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 90.79%. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

44

Board consideration of Delaware Small Cap Core Fund investment management agreement

At a meeting held on Aug. 18–20, 2015 (the “Annual Meeting”), the Board of Trustees (collectively referred to here as the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Small Cap Core Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies, and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent, and quality of services provided to the Fund; the costs of such services to the Fund; economies of scale; and the investment manager’s financial condition and profitability. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2015 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. In addition to the information noted above, the Board also requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, the investment manager’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. They also engaged a consultant to assist them in analyzing portions of the data received. The Independent Trustees reviewed and discussed with such consultant two reports prepared by the consultant with respect to such data. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, extent, and quality of service. The Board considered the services provided by DMC to the Fund and its shareholders. In reviewing the nature, extent, and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund; compliance of portfolio managers with the investment policies, strategies, and restrictions for the Fund; compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex; and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment adviser and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions during the past several years. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board noted that, in the third and fourth quarters of 2013, Management reduced the maximum 12b-1 fee for certain Funds, and in November 2013 Management negotiated a substantial reduction in fees for fund accounting services

45

Other Fund information (Unaudited)

Delaware Small Cap Core Fund

Board consideration of Delaware Small Cap Core Fund investment management agreement (continued)

provided to the Funds. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds, and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent, and quality of the overall services provided by DMC.

Investment performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/ worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5-, and 10-year periods, to the extent applicable, ended March 31, 2015. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional small-cap core funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3-, and 5-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 10-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative expenses. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non-12b-1 service fees. The Board considered fees paid to DMC for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group.

46

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

Management profitability. The Board considered the level of profits realized by DMC in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of DMC, to a certain extent, reflects recent operational cost savings and efficiencies initiated by DMC. The Board considered DMC’s efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which DMC might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of DMC.

Economies of scale. The Trustees considered whether economies of scale are realized by DMC as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints, and which applies to most funds in the Delaware Investments® Family of Funds complex. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case in the absence of breakpoints, when the asset levels specified in the breakpoints are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standardized fee pricing structure. The Board also noted that the Fund’s assets exceeded the first breakpoint level. The Board believed that, given the extent to which economies of scale might be realized by the adviser and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

47

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustee
Shawn K. Lytle[1]	President,	Trustee since
2005 Market Street	Chief Executive Officer,	September 2015
Philadelphia, PA 19103	and Trustee
February 1970		President and
Chief Executive Officer
since August 2015

Independent Trustees
Thomas L. Bennett	Chairman and Trustee	Trustee since
2005 Market Street		March 2005
Philadelphia, PA 19103
October 1947		Chairman since
March 2015

Ann D. Borowiec	Trustee	Since March 2015
2005 Market Street
Philadelphia, PA 19103
November 1958

Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.

48

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Shawn K. Lytle has served as	65	Trustee — UBS
President of		Relationship Funds,
Delaware Investments[2]		SMA Relationship
since June 2015 and was the		Trust, and UBS Funds
Regional Head of Americas for		(May 2010–April 2015)
UBS Global Asset
Management from
2010 through 2015.

Private Investor	65	Director —
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
(2007–2011)

Chief Executive Officer	65	None
Private Wealth Management
(2011–2013) and
Market Manager,
New Jersey Private
Bank (2005–2011) —
J.P. Morgan Chase & Co.

Executive Vice President	65	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies, Risks, and		Technology Growth
Corporate Administration)		Capital, Inc.
State Street Corporation		(2004–2014)
(July 2004–March 2011)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

49

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served

Independent Trustees (continued)
John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947

Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

50

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

President —	65	Director — Hershey Trust
Drexel University		Company
(August 2010–Present)
Director, Audit Committee,
President —		and Governance Committee
Franklin & Marshall College		Member — Community
(July 2002–July 2010)		Health Systems

Director — Drexel
Morgan & Co.

Private Investor	65	None
(2004–Present)

Chief Executive Officer —	65	Trust Manager and
Banco Itaú		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)

51

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served

Independent Trustees (continued)
Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

52

Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

Vice Chairman	65	Director — HSBC Finance
(2010–April 2013),		Corporation and HSBC
Chief Administrative		North America Holdings Inc.
Officer (2008–2010), and Executive Vice		Director —
President and Chief		HSBC Bank
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

Vice President and Treasurer	65	Director, Audit and
(January 2006–July 2012)		Compliance Committee Chair,
Vice President —		Investment Committee
Mergers & Acquisitions		Member, and Governance
(January 2003–January 2006),		Committee Member —
and Vice President		Okabena Company
and Treasurer
(July 1995–January 2003)		Chair — 3M
3M Corporation		Investment Management
Company
(2005–2012)

53

Board of trustees / directors and officers addendum

Delaware Investments® Family of Funds

Name, Address,	Position(s)	Length of
and Birth Date	Held with Fund(s)	Time Served

Officers
David F. Connor	Senior Vice President,	Senior Vice President
2005 Market Street	General Counsel,	since May 2013;
Philadelphia, PA 19103	and Secretary	General Counsel
December 1963		since May 2015;
Secretary since
October 2005

Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972

Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

54

	Number of Portfolios in
Principal Occupation(s)	Fund Complex Overseen	Other Directorships
During the Past Five Years	by Trustee or Officer	Held by Trustee or Officer

David F. Connor has served as	65	None[3]

Senior Vice President of

the Fund(s) and

the investment advisor

since 2013, General Counsel

of the Fund(s) and

the investment advisor

since 2015, and Secretary

of the Fund(s) and the

investment advisor since 2005.

Daniel V. Geatens has served	65	None[3]
as Vice President and
Treasurer of the Fund(s) since 2007 and Vice President and Director of Financial
Administration of the investment advisor since 2010.

Richard Salus has served as	65	None[3]
Senior Vice President and Chief Financial Officer of the Fund(s) and the investment advisor since 2006.

3 David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

55

About the organization

Board of trustees

Shawn K. Lytle

President and

Chief Executive Officer

Delaware Investments ®

Family of Funds

Philadelphia, PA

Thomas L. Bennett

Chairman of the Board

Delaware Investments

Family of Funds

Private Investor

Rosemont, PA

	Ann D. Borowiec Former Chief Executive Officer Private Wealth Management J.P. Morgan Chase & Co. New York, NY Joseph W. Chow Former Executive Vice President State Street Corporation Boston, MA	John A. Fry President Drexel University Philadelphia, PA Lucinda S. Landreth Former Chief Investment Officer Assurant, Inc. New York, NY

Frances A.

Sevilla-Sacasa

Chief Executive Officer

Banco Itaú

International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans

Former Vice President and

Treasurer

3M Corporation

St. Paul, MN

Affiliated officers
David F. Connor	Daniel V. Geatens	Richard Salus
Senior Vice President,	Vice President and	Senior Vice President and
General Counsel,	Treasurer	Chief Financial Officer
and Secretary	Delaware Investments	Delaware Investments
Delaware Investments	Family of Funds	Family of Funds
Family of Funds	Philadelphia, PA	Philadelphia, PA
Philadelphia, PA

This annual report is for the information of Delaware Small Cap Core Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-Q are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

56

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Ann D. Borowiec
Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $95,275 for the fiscal year ended November 30, 2015.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $87,790 for the fiscal year ended November 30, 2014.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2015.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended November 30, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2014.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended November 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $15,474 for the fiscal year ended November 30, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2015.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $14,223 for the fiscal year ended November 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2014.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2015.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,111,212 and $5,653,375 for the registrant’s fiscal years ended November 30, 2015 and November 30, 2014, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® EQUITY FUNDS V

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN LYTLE
By:	Shawn Lytle
Title:	President and Chief Executive Officer
Date:	February 3, 2016

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 3, 2016